As filed with the Securities and Exchange Commission on September 4, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22509

LoCorr Investment Trust
 (Exact name of registrant as specified in charter)

261 School Avenue, 4th Floor
Excelsior, MN 55331
 (Address of principal executive offices) (Zip code)

CT Corporation System
1300 East Ninth Street
Cleveland, OH 44114
 (Name and address of agent for service)

952.767.2920
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2014

Item 1. Reports to Stockholders.

LoCorr FUNDS

LoCorr Managed Futures Strategy Fund

Class A (LFMAX)
Class C (LFMCX)
Class I (LFMIX)

LoCorr Long/Short Commodities Strategy Fund

Class A (LCSAX)
Class C (LCSCX)
Class I (LCSIX)

LoCorr Long/Short Equity Fund

Class A (LEQAX)
Class C (LEQCX)
Class I (LEQIX)

LoCorr Spectrum Income Fund

Class A (LSPAX)
Class C (LSPCX)
Class I (LSPIX)

Semi-Annual Report

June 30, 2014

Shareholder Letter | 3

Letter to Shareholders

LoCorr Funds seek to provide investments that, over time, may have low correlation to traditional asset classes – such as stocks and bonds. We believe that adding low correlating investments to portfolios can significantly help reduce the overall portfolio risk while potentially enhancing returns. Correlation measures the degree to which the returns of two investments move together over time. LoCorr offers products that provide the potential for positive returns in rising or falling markets and are designed to resist correlation with traditional stock, bond and commodity investments. In this semi-annual report, LoCorr Funds are reporting on four mutual funds: LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund (collectively, the “Funds”). LoCorr Funds did recently launch another Fund – LoCorr Market Trend Fund – that commenced operations after June 30, 2014 and will be reported in the next annual report.

LoCorr Managed Futures Strategy Fund

The LoCorr Managed Futures Strategy Fund’s (the “Managed Futures Fund” or the “Fund”) primary objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective. The Managed Futures Fund attempts to achieve its objective by investing in two main strategies – a Managed Futures strategy and a Fixed Income strategy.

Managed Futures Strategy
The Managed Futures Fund invests up to 25% of its total assets into a portfolio of globally diversified managed futures positions. The Fund accesses the returns of certain trading programs of Millburn Ridgefield Corporation (“Millburn”) and Crabel Capital Management, LLC (“Crabel”) via its investment in a total return swap agreement. The Fund uses Millburn and Crabel to execute its Managed Futures strategy. Millburn was founded in 1971 and manages about $1.3 billion in assets. Crabel was founded in 1992 and manages about $1.4 billion in assets. The Managed Futures Fund accesses returns generated by Millburn’s Diversified Program (“MDP”), a commodity pool which commenced operations in 1977. MDP systematically invests in about 120 futures markets with long and short positions in sectors such as currencies, interest rates, stock indices and commodities (agricultural, energy and metals). The Managed Futures Fund also accesses returns generated by Crabel’s Multi-Product program, a short-term trend following strategy that commenced trading in March 1998. Crabel’s program was added in late 2013 to complement Millburn’s longer-term trend strategy in an attempt to improve the Fund’s risk-adjusted returns.

The Fund produced a profit during the first half of 2014 predominantly due to gains from long interest rate and equity futures positions, and from short U.S. dollar trades. Long energy positions and trading of agricultural commodities did register small gains, while metal trading was unprofitable. Both managers were profitable, particularly Millburn’s program, leading the Fund’s Class I shares to a +10.07% return for the six month period ending June 30, 2014.

Shifting perceptions about U.S. and Chinese growth prospects, future course of Federal Reserve monetary policy, political and economic turmoil in several emerging economies—including Turkey, India, Indonesia, and Thailand, the impact of the Russia/ Ukraine situation, and the simmering cauldron that is the Middle East kept markets off balance and led to significant market volatility early in the period. However, persistently accommodative monetary policy in developed economies—underscored by a further easing of European Central Bank (ECB) monetary policy in early June—and the growth rebound from the weather-induced first quarter slowdown helped settle trading thereafter.

Given the concerns about worldwide growth, the social and political unrest in numerous emerging markets, a lack of inflationary impulses in the developed world, and persistent easy money in the developed world, it should come as no surprise that a solid demand for government securities would push up note and bond prices. Consequently, Millburn’s long positions in foreign and U.S. note and bond futures were profitable.

Millburn also generally profited from long equity trades. Equity prices were particularly volatile during the period, weakening as the markets digested weather-related growth problems in the U.S., the outlook for U.S. quantitative easing, worries about Chinese growth, and Chinese policy efforts to wring excess debt and capacity out of the economy without threatening too many corporate defaults or bankruptcies. However, prices recovered as U.S. growth rebounded against the background of continued easy money in the developed economies.

4 | Shareholder Letter

Millburn’s short U.S. dollar trades were generally profitable too. Higher interest rates and/or stronger growth prospects in certain countries weighed on the U.S. dollar, even though foreign exchange markets were periodically rattled by the political and economic turmoil in a number of emerging markets.

Millburn’s commodity trades in agriculture and energy contributed smaller profits while metals trades produced small losses.

Crabel’s Multi-Product program posted modest gains through the first half of 2014. The low volatility regime in many of the markets Crabel trades has remained firmly in place. As of June 30, there have been 50 trading days since the S&P 500 Index moved at least 1% in a day, the longest such streak since 1995. As expected in such an environment, short-term momentum models have struggled, suffering three losing months in the last five. Mean-reversion models had a significantly positive period and long-term trend following models were slightly profitable. Through the first half of 2014, stock indices, interest rates and commodities were profitable while currencies were slightly negative. The most profitable markets were the E-Mini S&P 500 Index, the British Pound and the German Bund. The worst performing markets were the Euro/Yen, Japanese Yen and the DJ EuroStoxx 50 Index.

Fixed Income Strategy

The Managed Futures Fund invests most of its remaining assets in a Fixed Income strategy comprised of short- to intermediate-term investment grade corporate and government agency securities. Nuveen Asset Management (“Nuveen”) is the sub-adviser for this strategy – a shorter duration, high quality portfolio. Nuveen manages over $100 billion in assets.

Although the U.S. economy lost momentum early in 2014, partially due to brutal winter weather, recent data has shown that the economy has been re-accelerating. Employment data have posted steady gains, consumer spending continues to advance at a moderate pace, and manufacturing has strengthened. Core inflation remained subdued and the Fed continued to taper asset purchases.

The Fixed Income portion of the Managed Futures Fund posted a return of 1.53% for the six month period ended June 30, 2014, compared to 1.06% for the Fund’s benchmark – the Barclays Capital 1-5 Year Government/Credit Bond Index. Fixed Income outperformance was primarily attributable to sector allocation and security selection. Our duration strategy, which continued to be managed to be about one half year short of the benchmark, was a non-factor to performance as short-term rates were little changed over first half of the year.

Looking ahead, we expect that moderate growth and subdued inflation could allow the Fed to remain deliberate in normalizing policy. Asset purchases should wind down later in 2014 and we believe the Fed to begin raising the Fed Funds Rate in mid-2015.  To the extent that economic growth does not surprise on the upside and inflation remains in check, it seems likely that the Fed’s forward guidance may be successful in managing market expectations for higher rates and that the withdrawal of stimulus should not be overly disruptive to the financial markets. Given that credit fundamentals for non-government sectors remain strong, we expect to retain a high-level portfolio emphasis on corporates and non-government securitized debt. That said, valuations are now at the expensive end of the post-crisis range, so we seek to moderate our exposure in these sectors and increase portfolio weightings to Treasuries for liquidity and potential risk management purposes over the coming months. Finally, we plan to maintain our defensive duration posture in the portfolio as we believe short rates will likely grind higher as the Fed begins to gradually withdraw accommodation over the coming year.

LoCorr Long/Short Commodities Strategy Fund

The LoCorr Long/Short Commodities Strategy Fund (the “Long/Short Commodities Fund” or the “Fund”) was created to provide investors with access to a commodities futures strategy in a mutual fund structure. Historically, investors have primarily accessed exposure to long-only commodities that rely on rising commodity prices to generate positive returns. Of course, commodity prices don’t always appreciate and occasionally experience sharp declines. The Long/Short Commodities Fund has the ability to profit while commodity prices increase or decrease.

Shareholder Letter | 5

The Long/Short Commodities Fund’s primary investment objective is capital appreciation in rising and falling commodities markets with managing volatility as a secondary objective. The Long/Short Commodities Fund attempts to achieve its investment objective by investing in two primary strategies – a Commodities strategy and a Fixed Income strategy.

Commodities Strategy

The Fund accesses, via a total return swap agreement, the returns of Millburn’s Commodity Program (“Milcom”) which began trading in 2005. Milcom systematically invests in about 50 futures markets with long and short positions in sectors such as energy, metals, livestock, grains and softs and lumber.

The Fund posted a strong gain during the six month period ending June 30, 2014, as the Class I shares were +10.78%. Trading of energy futures and energy spreads, grain futures and grain spreads, and soft commodity futures and spreads led the advance. Livestock futures and spread trading was also profitable, while losses from trading metal futures outdistanced the gain from metal spread trading.

The expanding turmoil in the Middle East pushed energy prices higher, particularly in May and June, and long positions in Brent crude, West Texas Intermediate crude and RBOB (Reformulated Blendstock for Oxygenate Blending) gasoline were profitable, outpacing losses from trading heating oil, London gas oil and kerosene. Trading of U.S. and U.K. natural gas was also profitable. Energy spread trading was very profitable.

Grain prices were volatile during the period, rising early on due to dry weather in the U.S. and concern about the impact of the Russia-Ukraine confrontation, and falling later due to improved weather conditions and better USDA crop forecasts. Long soybean, soybean meal, European rapeseed, Comex wheat, and maize positions were profitable, even though losses late in the period reduced those gains. Those same price swings, meanwhile, led to solid gains from grain spread trading.  On the other hand, long corn, KC wheat, milling wheat, and Spring wheat positions, and trading of soybean oil and canola were unprofitable.

Long cattle, coffee and cocoa positions and trading of cotton generated gains, while short sugar and long crude palm oil and rubber trades resulted in smaller losses. Soft commodity and livestock spread trading were both profitable.

Trading of metal futures was unprofitable. A long nickel trade benefitted from the Indonesian export ban that drove prices higher; long palladium and platinum trades were profitable as labor turmoil in South Africa and Russian tensions boosted prices; and a long gold trade was a positive due to flight to safety demand. Metal spread trading produced a fractional gain, yet trading of aluminum, copper, lead, tin, zinc and silver generated more than offsetting losses.

Fixed Income Strategy
The Long/Short Commodities Fund invests most of its remaining assets in a Fixed Income strategy comprised of short- to intermediate-term investment grade corporate and government agency securities. Nuveen is the sub-adviser for this strategy – a shorter duration, high quality portfolio.

The Fixed Income portion of the LoCorr Long/Short Commodities Fund posted a return of 1.37% for the six month period ending June 30, 2014, compared to 1.06% for the Fund’s benchmark—the Barclays Capital 1-5 Year Government/Credit Bond Index.  Fixed Income outperformance was primarily attributable to sector allocation and security selection. Our portfolio duration, which was shortened to about .30 years short of the benchmark, was a non-factor to performance as short-term rates were little changed over first half of the year. Nuveen’s outlook for the fixed income market is stated above.

LoCorr Long/Short Equity Fund

The LoCorr Long/Short Equity Fund (the “Long/Short Equity Fund” or the “Fund”) was launched in May 2013. The Fund’s objective is long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective. Consistent with the “low correlation” our LoCorr Fund family seeks, long/short equity funds have the ability to provide positive returns when equity markets are rising yet they can provide the potential for downside protection when equity prices are declining.

6 | Shareholder Letter

One of the Fund’s sub-advisers, Millennium Asset Management (“Millennium”), focuses on small and micro cap stocks as the core long holdings. Millennium will also look to short individual stocks and hold bear Exchange Traded Funds (“ETFs”) to seek to mitigate volatility and to profit when prices decline. Millennium was founded in 1999 and the Fund invests based on a strategy of theirs that commenced trading in 2000.

The Fund added another sub-adviser in early 2014 – Billings Capital Management (“Billings”). Billings’ strategy is based on a value-oriented, fundamental, bottom-up long/short equity approach. They seek to maximize returns, exceeding the S&P 500 Index over the long term. Relative value drives the selection process for both long and short positions. The Fund invests with Billings based on a strategy they have managed since 2008 with their current firm and for many years prior to that at a different firm.

Billings was added to complement the strategy used by Millennium. Billings’ inclusion was beneficial to the Fund’s results during the first six months of 2014. The Fund’s Class I shares lost 5.91% for the period ended June 30, 2014, despite Billings’ stellar +12.00% results on the portion of the Fund’s assets they managed since March 25, 2014. Millennium was down 6.35% for the six month period on their portion of Fund assets.

Millennium has a strong focus on smaller cap equities. Small cap equities underperformed the broader equity market in the first half of 2014. Selling pressure in small caps was driven by worldwide economic growth concerns and profit taking after a strong 2013.  A decline in the Chinese economic growth and currency concerns for emerging economies led to strong selling pressure in U.S. small cap companies as international investment losses were covered with reduced allocation to domestic small cap. The flight to quality caused large cap stocks to be favored while small cap stocks were sold. Micro cap equities fared even worse than small cap equities in 2014 through the low point in mid-May. Millennium’s portion of the portfolio had a higher exposure to micro cap equities at the beginning of 2014, which was detrimental to performance. The average market cap of the portfolio has increased throughout 2014 to lessen exposure to micro cap names.

The favoritism for larger equities kept large cap names relatively buoyant while small and micro cap names declined. This anomaly caused Millennium’s hedge of generally shorting large cap names to be less effective early in the year. The Millennium portfolio performed much better in March through the end of Q2 2014, but it was not enough to overcome the weak early year performance.

Through the difficulties of the first half of 2014, the portfolio has gone through changes. Turnover was relatively high as we eliminated positions where our conviction for outperformance declined and increased the average market cap. The net long exposure was as low as 60% in May and reached a high of 93% in June.

Millennium’s economic outlook is for continued U.S. growth and increasing interest rates driven by the Fed’s belief the economic expansion is self-sustaining. The Millennium portfolio is exposed to long-term secular growth in technology and healthcare. The portfolio is exposed to cyclical growth in the energy, aerospace, and automobile sectors. The short portfolio is primarily exposed to the consumer and technology sectors.

Billings generally invests in mid to larger cap equities. Equity markets, as represented by the S&P 500 Index, proved strong through the first six months of 2014 returning 7.14% as of June 30, 2014, marked the 6th consecutive quarterly gain for the index. That hasn’t occurred since 1998. After a tough January, many believed a much anticipated correction was unfolding. But, to the contrary, equities posted five consecutive positive months with volatility well below historical levels. Equity returns thus far have not been top heavy nor isolated. Within the S&P 500 there were 11 constituents up for every one that was down and eight of the ten sectors posted positive returns.

Many investors are becoming valuation sensitive, which, as value-oriented investors, is a mindset with which Billings agrees. We believe markets are hovering in the realm of fair valuation. Stock picking is proving more difficult than the glut of opportunities experienced in 2013. Despite the outsized market gains in 2013 and steady climb thus far in 2014, there still appear to be attractive opportunities to be found on both the long and short sides. Billings continues to remain constructive on the long-term outlook for the U.S. economy, as well as equity markets.

Since the inception of the Fund’s relationship with Billings, the net exposure has remained fairly constant at levels above 90% long. All market caps contributed positively to performance, as well as each of the four sectors to which the Billings portfolio is exposed. The strongest driver of performance came from the technology, media and telecommunications (TMT) sector, followed by, in order, financial services, consumer and industrials.

Shareholder Letter | 7

Billings continues to keep in search of truly attractive businesses trading at what we view as attractive prices (or the opposite for short positions). We believe that we can drive significant long-term outperformance by focusing on our intensive research process as opposed to predicting the direction of the markets over shorter time horizons.

LoCorr Spectrum Income Fund

The LoCorr Spectrum Income Fund (the “Spectrum Income Fund” or the “Fund”) was launched at the beginning of 2014. The Fund’s objective is current income with capital appreciation as a secondary objective. The Fund is designed to fit within the “low correlation” of the LoCorr Fund family by seeking to provide relatively high levels of income with low correlation to the bond market.

The Fund uses two strategies to attempt to achieve its objective – an Income strategy and a Loan Investment strategy. The sub-adviser of the Income strategy is Trust & Fiduciary Management Services (“TFMS”). TFMS invests in pass-through securities to seek high current income, much of which the Fund distributes monthly to investors. The Fund’s initial six months of operations ending June 30, 2014, were profitable as the Fund’s Class I shares gained 7.50%.

Income Strategy
TFMS sub-advises the Fund’s Income strategy. TFMS was founded in 2000 and the Fund invests based on a strategy that TFMS commenced in 2001. The Income Strategy managed by TFMS is based upon a diversified portfolio consisting primarily of exchange traded pass-through securities, i.e. entities which are exempt from U.S. corporate income tax on the condition that they distribute substantially all of their profits directly to shareholders. This category of securities includes Real Estate Investment Trusts (“REITs”), Master Limited Partnerships, Closed-End Funds, Royalty Trusts, and Business Development Companies. In addition, common stocks with extremely high free cash flow and distributions are sometimes used in the portfolio. The portfolio composition at any point in time is based upon a combination of macroeconomic factors determining classes of securities to be emphasized, combined with intensive bottom-up research focusing on sustainable distributions, quality of management, and valuation concerns.

For the first half of 2014, the portfolio posted very positive results. Most elements of the portfolio performed well, but the strongest areas were those related to energy.  Interestingly, this included “upstream” holdings which were focused on the production of oil and gas, “midstream” holdings related to the transportation and storage of these items, and “downstream” entities which process raw materials into value-added products such as gasoline, fuel oil, fertilizers, and chemicals. Under ordinary circumstances these securities seldom move together, with relative performance based upon the spread and trends between raw materials and final products, as well as growth (or its lack) in general volumes due to the economy. For this period, they all generally moved together due to disorder in the Middle East and a perceived threat to supplies of crude commodities and final products, which in turn led to higher prices for securities related to most energy prices.

Apart from the double digit returns from most of our energy-related holdings, most of our other securities—almost all of which were chosen for their potential ability to increase their distributions in an environment of at least moderate growth and a little inflation—posted solid positive returns. Holdings in this category included closed-end funds holding emerging market debt; REITs with properties in hospitality, entertainment, office, and retail sectors; private equity and alternative asset managers; closed-end funds with U.S. high-yield and preferred securities; lower rated mortgage REITs; transportation-related equities; and a number of individual special situations. Laggards for the period included business development companies, which suffered from being removed from the Russell indexes alternative asset managers, which corrected from a sharp gain late last year; and a few individual holdings which experienced company-specific setbacks.

Looking ahead, TFMS believes that the portfolio continues to be well positioned with its emphasis on pass-through securities which have substantial potential to increase their distributions as a consequence of increased economic growth in the U.S. and abroad. Our portfolio has benefitted from an environment of moderate economic growth combined with an accommodative monetary policy from the U.S. Federal Reserve. While we recognize that these conditions cannot continue forever, we do not, at present, foresee a situation in which they will come to an abrupt halt. In this environment, we regard the types of securities in our portfolio as attractively valued. We anticipate any changes in the portfolio in the foreseeable future will be based on changes in our evaluation of individual current holdings or the identification of exceptional new individual opportunities which we will wish to add to the portfolio.

8 | Shareholder Letter

Loan Investment Strategy
The Loan Investment strategy is designed to invest in secured real estate loans that provide the Fund with the potential to enhance yield, reduce volatility and provide the portfolio benefits of lower correlation to stocks and bonds. The Fund’s Loan Investment strategy is based on its investment in a pool of secured real estate loans managed and administered by Terra Capital Partners (“Terra”), which was founded in 2002. During the period, this investment has generated a steady source of high income and helped dampen the Fund’s volatility.

Thank you for investing in LoCorr Funds.

It is not possible to invest directly into an index.

Mean-reversion models are models based on the theory that prices eventually move back to the mean. Correlation measures how much the returns of two investments move together over time. Duration is a commonly used measure of the potential volatility of the price of the debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration. Market cap refers to the size of companies held based on the value of all outstanding shares. Free cash flow is an entity’s operating cash flow less capital expenditures.

E-Mini S&P 500 Index is based on the S&P 500 Index but has contracts that are one fifth the size. DJ EuroStoxx 50 Index is a capitalization-weighted stock index of 50 large European companies. Barclays Capital 1-5 Year Government/Credit Index is an unmanaged index considered representative of performance of short-term U.S. corporate bonds and U.S. government bonds with maturities from one to five years.

The opinions expressed in the letter are those of the Fund manager, are subject to change, are not guaranteed and should not be considered investment advice.

The LoCorr Market Trend Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com. Read it carefully before investing.

Must be preceded or accompanied by a prospectus. Fund holdings and sector allocation are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings please refer to the Schedule of Investments included in this report.

Mutual fund investing involves risk. Principal loss is possible. The Funds are non-diversified, meaning they may invest their assets in fewer individual holdings than a diversified fund. Therefore, the Funds are more exposed to individual stock volatility than a diversified fund. The Funds invest in foreign investments and foreign currencies which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Investing in commodities may subject the Funds to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. The Funds may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed, Mortgage Backed, and Collateralized Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Diversification does not assure a profit nor protect against loss in a declining market.

Past performance is not a guarantee of future results.

Derivative contracts ordinarily have leverage inherent in their terms which can magnify the Fund’s potential for gains or losses through increased long and short position exposure. The Fund may access derivatives via a swap agreement. A risk of a swap agreement is the risk that the counterparty to the agreement will default on its obligation to pay the Fund.

The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.

Investments in small - and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in lowerrated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. ETF investments are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are subject to specific risks, depending on the nature of the ETF.

The Fund’s portfolio will be significantly impacted by the performance of the real estate market generally, and the Fund may be exposed to greater risk and experience higher volatility than would a more economically diversified portfolio. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural, or technological developments. Investments in Limited Partnerships (including master limited partnerships) involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the Limited Partnership, risks related to potential conflicts of interest between the Limited Partnership and the Limited Partnership’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. Underlying Funds are subject to management and other expenses, which will be indirectly paid by the Fund.

The LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Long/Short Equity Fund, LoCorr Spectrum Income Fund, and LoCorr Market Trend Fund are distributed by Quasar Distributors, LLC.

Fund Performance | 9

LoCorr Managed Futures Strategy Fund

Rate of Return — For the period ended June 30, 2014 (Unaudited)
	Inception Date	6 Month	1 Year	Average Annual Since Inception
LoCorr Managed Futures Strategy Fund - Class A (without maximum load)	3/22/11	10.02%	11.44%	-2.78%
LoCorr Managed Futures Strategy Fund - Class A (with maximum load)	3/22/11	3.64%	5.02%	-4.52%
LoCorr Managed Futures Strategy Fund - Class C	3/24/11	8.48%	9.64%	-3.51%
LoCorr Managed Futures Strategy Fund - Class I	3/24/11	10.07%	11.75%	-2.56%
S&P 500 Total Return Index		7.14%	24.61%	15.60	%1
Barclays CTA Index		0.68%	0.27%	-1.53	%2

$100,000 investment in the
LoCorr Managed Futures Strategy Fund – Class I
For the period ended June 30, 2014 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund’s Class I shares since inception. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Per the fee table in the Fund’s May 1, 2014 prospectus, the Fund’s annual operating expense ratio is 2.58%, 3.33%, and 2.33% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. The Barclays CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

1 Since inception return as of March 24, 2011.
2 Since inception return as of March 31, 2011.

LoCorr Long/Short Commodities Strategy Fund

Rate of Return — For the period ended June 30, 2014 (Unaudited)
	Inception Date	6 Month	1 Year	Average Annual Since Inception1
LoCorr Long/Short Commodities Strategy Fund - Class A (without maximum load)	1/1/12	10.56%	7.21%	-6.38%
LoCorr Long/Short Commodities Strategy Fund - Class A (with maximum load)	1/1/12	4.18%	1.07%	-8.57%
LoCorr Long/Short Commodities Strategy Fund - Class C	1/1/12	9.21%	5.54%	-7.13%
LoCorr Long/Short Commodities Strategy Fund - Class I	1/1/12	10.78%	7.57%	-6.16%
S&P 500 Total Return Index		7.14%	24.61%	22.03%
Morningstar Long/Short Commodity Index		-2.09%	0.21%	-3.58%

$100,000 investment in the
LoCorr Long/Short Commodities Strategy Fund – Class I
For the period ended June 30, 2014 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund’s Class I shares  since inception. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Per the fee table in the Fund’s May 1, 2014 prospectus, the Fund’s annual operating expense ratio, before fee waivers is 4.69%, 5.44%, and 4.44% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. The Morningstar Long/Short Commodity Index is a fully collateralized commodity futures index that uses the momentum rule to determine if each commodity is held long, short, or flat.

One cannot invest directly in an index.

1 Since inception returns as of January 1, 2012.

10 | Fund Performance

LoCorr Long/Short Equity Fund

Rate of Return — For the period ended June 30, 2014 (Unaudited)
	Inception Date	6 Month	1 Year	Average Annual Since Inception1
LoCorr Long/Short Equity Fund - Class A (without maximum load)	5/10/13	-6.01%	10.10%	6.90%
LoCorr Long/Short Equity Fund - Class A (with maximum load)	5/10/13	-11.41%	3.75%	1.49%
LoCorr Long/Short Equity Fund - Class C	5/10/13	-7.24%	8.41%	6.12%
LoCorr Long/Short Equity Fund - Class I	5/10/13	-5.91%	10.41%	7.16%
S&P 500 Total Return Index		7.14%	24.61%	19.82%
Russell 2000 Total Return Index		3.19%	23.64%	20.98%

$100,000 investment in the
LoCorr Long/Short Equity Fund - Class I
For the period ended June 30, 2014 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund’s Class I shares since inception. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%.  Performance of the Class A without load does not reflect the deduction of the sales load or fee.  If reflected, the load or fee would reduce the performance quoted.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Per the fee table in the Fund’s May 1, 2014 prospectus, the Fund’s annual operating expense ratio, before fee waivers is 5.09%, 5.84%, and 4.84% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe.

One cannot invest directly in an index.

1 Since inception returns as of May 10, 2013.

LoCorr Spectrum Income Fund

Rate of Return — For the period ended June 30, 2014 (Unaudited)
	Inception Date	6 Month	Since Inception1
LoCorr Spectrum Income Fund - Class A (without maximum load)	1/1/14	7.39%	7.39%
LoCorr Spectrum Income Fund - Class A (with maximum load)	1/1/14	1.22%	1.22%
LoCorr Spectrum Income Fund - Class C	1/1/14	5.97%	5.97%
LoCorr Spectrum Income Fund - Class I	1/1/14	7.50%	7.50%
S&P 500 Total Return Index		7.14%	7.14%
Morningstar Moderate Allocation EW		5.44%	5.44%
Barclays Aggregate Bond Index		3.93%	3.93%

$100,000 investment in the
LoCorr Spectrum Income Fund - Class I
For the period ended June 30, 2014 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund’s Class I shares since inception. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%.  Performance of the Class A without load does not reflect the deduction of the sales load or fee.  If reflected, the load or fee would reduce the performance quoted.

The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Per the fee table in the Fund’s May 1, 2014 prospectus, the Fund’s annual operating expense ratio is 2.23%, 2.98%, and 1.98% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries. The Barclays Aggregate Bond Index is a long term, market capitalization-weighted index used to represent investment grade bonds being traded in the United States. The Morningstar Moderate Allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds and cash. Equal weighting (EW) gives each fund in the data set the same weight, regardless of assets.

One cannot invest directly in an index.

1 Cumulative total return since inception of January 1, 2014.

LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments | 11

LoCorr Managed Futures Strategy Fund

Composition of Consolidated Investment Portfolio1
June 30, 2014 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments
June 30, 2014 (Unaudited)
	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 11.48%
321 Henderson Receivables I LLC, 2004-A A1 (Acquired 02/08/2013, Cost, $472,235) (a)(c)	09/15/2045	0.50%	$496,111	$483,151
American Express Credit Account Master Trust
Series 2009-2 A (c)	03/15/2017	1.40%	150,000	150,228
Series 2012-2 A	03/15/2018	0.68%	2,500,000	2,508,222
American Homes 4 Rent 2014-SFR1 A (Acquired 05/13/2014, Cost, $1,080,000) (a)(c)	06/17/2031	1.25%	1,080,000	1,081,464
AmeriCredit Automobile Receivables Trust, 2012-1 A3	09/08/2016	1.23%	979,116	980,003
Atlantic City Electric Transition Funding LLC
Series 2002-1 A3	07/20/2017	4.91%	54,343	55,437
Series 2003-1 A3	10/20/2020	5.05%	1,100,000	1,196,790
Cabela’s Master Credit Card Trust
Series 2010-2A A2 (Acquired 12/27/2012 and 02/08/2013, Cost, $2,287,819) (a)(c)	09/15/2018	0.85%	2,275,000	2,286,698
Series 2012-1A A1 (Acquired 05/08/2012 and 07/23/2012, Cost, $1,513,283) (a)	02/18/2020	1.63%	1,500,000	1,520,337
California Republic Auto Receivables Trust 2013-2 A2	03/15/2019	1.23%	957,528	964,260
Capital One Multi-Asset Execution Trust, 2007-A2 A2 (c)	12/15/2019	0.23%	2,000,000	1,991,352
Carfinance Capital Auto Trust 2013-1A A (Acquired 05/21/2013, Cost, $982,355) (a)	07/17/2017	1.65%	982,376	985,484
CenterPoint Energy Restoration Bond Co. LLC, 2009-1 A2 (Acquired 08/25/2011,
05/10/2013 and 05/15/2013, Cost, $1,882,794) (a)	08/15/2019	3.46%	1,792,000	1,892,087
CenterPoint Energy Transition Bond Co. IV LLC, 2012-1 A1	04/15/2018	0.90%	2,119,987	2,123,523
Citibank Credit Card Issuance Trust, 2013-A12 (Acquired 03/19/2014,
Cost, $1,000,000) (a)(c)	11/07/2018	0.45%	1,000,000	1,000,138
Citibank Omni Master Trust, 2009-A14A A14 (Acquired 08/22/2013,
Cost, $1,504,445) (a)(c)	08/15/2018	2.90%	1,500,000	1,504,863
Colony American Homes 2014-1A A (Acquired 04/02/2014, Cost, $2,705,179) (a)(c)	05/17/2031	1.40%	2,711,652	2,725,256
Discover Card Execution Note Trust
Series 2011-A3 A (c)	03/15/2017	0.36%	1,000,000	1,000,278
Series 2012-A1 A1	08/15/2017	0.81%	700,000	702,027
Series 2013-A1 A1 (c)	08/17/2020	0.45%	1,000,000	1,001,389
Dryrock Issuance Trust, 2012-2 A	08/15/2018	0.64%	1,500,000	1,500,255
Entergy Gulf States Reconstruction Funding 1 LLC, 2007-A A2	10/01/2018	5.79%	1,055,791	1,145,319
Entergy Texas Restoration Funding LLC, 2009-A A1	02/01/2016	2.12%	784,995	788,865
Fifth Third Auto Trust, 2013-A B	04/15/2019	1.21%	1,500,000	1,505,558
Ford Credit Auto Owner Trust, 2013-B A3	10/15/2017	0.57%	3,000,000	3,003,999
Gracechurch Card Funding PLC, 2012-1A A1 (Acquired 03/02/2012, 05/15/2013 and
03/19/2014, Cost, $2,553,753) (a)(b)(c)	02/15/2017	0.85%	2,550,000	2,557,084

The accompanying notes are an integral part of these consolidated financial statements.

12 | LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
HLSS Servicer Advance Receivables Backed Notes
Series 2013-T2 A2 (Acquired 05/17/2013, Cost, $2,249,998) (a)	05/16/2044	1.15%	$2,250,000	$2,250,450
Series 2013-T1 D2 (Acquired 01/16/2013, Cost, $750,000) (a)	01/16/2046	3.23%	750,000	755,025
Series 2013-T7 A7 (Acquired 03/28/2014, Cost, $438,350) (a)	11/15/2046	1.98%	440,000	440,836
Invitation Homes 2013-SFR1 Trust A (Acquired 11/05/2013, Cost, $1,239,255) (a)(c)	12/17/2030	1.40%	1,239,255	1,245,104
Santander Drive Auto Receivables Trust 2014-2 A2A	07/17/2017	0.54%	1,000,000	1,000,262
SMART Trust/Australia, 2012-2USA A3B (Acquired 02/08/2013, Cost, $918,476) (a)(b)(c)	10/14/2016	1.10%	914,712	918,605
United States Small Business Administration, 2008-10B 1	09/10/2018	5.73%	65,076	68,132
TOTAL ASSET BACKED SECURITIES (Cost $43,228,154)				43,332,481

CORPORATE BONDS: 35.96%
Administrative and Support and Waste Management and Remediation Services: 0.49%
Xstrata Finance (Canada) Ltd. (Acquired 02/14/2012 and 03/12/2013,
Cost, $1,807,789) (a)(b)	01/15/2017	3.60%	1,750,000	1,836,032

Finance and Insurance: 15.30%
Aflac Inc.	02/15/2017	2.65%	1,750,000	1,818,540
Allied World Assurance Co., Ltd. (b)	08/01/2016	7.50%	1,500,000	1,686,147
American Express Co.	05/22/2018	1.55%	1,000,000	996,817
American International Group, Inc.	09/15/2016	4.88%	1,500,000	1,622,493
Asciano Finance Limited (Acquired 03/12/2014, Cost, $2,153,900) (a)(b)	04/07/2018	5.00%	2,000,000	2,177,746
Bank of America, N.A.	11/14/2016	1.13%	4,475,000	4,478,177
Barclays Bank PLC (b)	09/22/2016	5.00%	1,000,000	1,086,951
Berkshire Hathaway Inc.	08/15/2016	2.20%	860,000	887,376
Boeing Capital Corp.	08/15/2018	2.90%	1,250,000	1,317,799
Capital One Financial Corp.	09/01/2016	6.15%	1,000,000	1,106,665
Citigroup, Inc.	11/21/2017	6.13%	4,465,000	5,106,830
Credit Agricole SA (Acquired 10/01/2012, Cost, $1,503,306) (a)(b)	10/01/2017	3.00%	1,500,000	1,566,039
Deutsche Bank Aktiengesellschaft (b)	02/13/2019	2.50%	1,060,000	1,080,639
Fifth Third Bancorp	06/01/2018	4.50%	1,000,000	1,091,100
Ford Motor Credit Company LLC	01/17/2017	1.50%	1,500,000	1,508,154
General Electric Capital Corp.	04/27/2017	2.30%	235,000	242,722
General Electric Capital Corp.	05/01/2018	5.63%	3,085,000	3,534,901
Goldman Sachs Group, Inc./The	09/01/2017	6.25%	4,135,000	4,707,516
Health Care REIT, Inc.	04/01/2019	4.13%	1,500,000	1,613,536
Heineken N.V. (Acquired 10/02/2012, Cost, $996,700) (a)(b)	10/01/2017	1.40%	1,000,000	999,519
ING Bank N.V. (Acquired 02/29/2012 and 10/23/2012, Cost, $1,524,097) (a)(b)	03/07/2017	3.75%	1,500,000	1,595,505
JPMorgan Chase & Co.	01/15/2018	6.00%	3,115,000	3,567,046
Morgan Stanley (c)	10/18/2016	0.68%	1,000,000	998,884
Morgan Stanley	12/28/2017	5.95%	1,565,000	1,781,704
Nomura Holdings, Inc. (b)	09/13/2016	2.00%	1,250,000	1,270,400
Nordea Bank AB (Acquired 02/12/2013, Cost, $1,038,661) (a)(b)	03/20/2017	3.13%	1,000,000	1,053,394
Private Export Funding Corp.	05/15/2015	4.55%	750,000	778,185
Private Export Funding Corp.	02/15/2017	1.38%	780,000	790,354
Rabobank Nederland (b)	01/19/2017	3.38%	1,000,000	1,058,958
Royal Bank of Scotland Group Public Limited Co./The (b)	09/18/2015	2.55%	1,000,000	1,020,624
Simon Property Group LP	03/01/2017	5.88%	1,000,000	1,115,409
Toyota Motor Credit Corp.	05/22/2017	1.75%	790,000	805,189
UBS AG (b)	12/20/2017	5.88%	872,000	995,962
WellPoint, Inc.	01/15/2018	1.88%	1,250,000	1,258,775
Wells Fargo & Co.	06/15/2016	3.68%	1,000,000	1,055,303
				57,775,359
Health Care and Social Assistance: 0.77%
Catholic Health Initiatives	11/01/2017	1.60%	1,900,000	1,869,879
Quest Diagnostics Inc.	11/01/2015	5.45%	320,000	339,015
Quest Diagnostics Inc.	07/01/2017	6.40%	610,000	692,560
				2,901,454
Information: 1.90%
AT&T Inc.	02/12/2016	0.90%	945,000	947,501
CBS Corp.	07/01/2017	1.95%	1,000,000	1,016,618
Comcast Corp.	02/15/2018	5.88%	1,000,000	1,152,798
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	03/15/2017	2.40%	1,500,000	1,544,772
Total System Services, Inc.	06/01/2018	2.38%	1,000,000	1,000,560
Verizon Communications, Inc.	09/14/2018	3.65%	1,400,000	1,497,273
				7,159,522

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued) | 13

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Management of Companies and Enterprises: 0.92%
BNP Paribas (b)	08/20/2018	2.70%	$1,750,000	$1,790,264
Macy’s Retail Holdings, Inc.	12/01/2016	5.90%	1,500,000	1,671,627
				3,461,891
Manufacturing: 8.48%
ACTAVIS, Inc.	10/01/2017	1.88%	1,500,000	1,513,379
Anheuser-Busch Companies LLC	10/15/2016	5.05%	1,500,000	1,638,574
Apple Inc. (c)	05/05/2017	0.29%	2,920,000	2,919,988
Cisco Systems, Inc.	03/14/2017	3.15%	1,285,000	1,356,510
ConAgra Foods, Inc.	01/25/2018	1.90%	1,500,000	1,503,616
Dow Chemical Co./The	02/15/2016	2.50%	1,290,000	1,325,328
Dr Pepper Snapple Group, Inc.	01/15/2016	2.90%	1,000,000	1,034,187
Eastman Chemical Co.	06/01/2017	2.40%	2,000,000	2,059,068
Ecolab Inc.	12/08/2017	1.45%	1,500,000	1,501,920
EMC Corp.	06/01/2018	1.88%	1,750,000	1,761,562
Hershey Co./The	11/01/2016	1.50%	1,000,000	1,018,355
Hewlett-Packard Co.	12/01/2020	3.75%	1,500,000	1,567,874
Johnson Controls, Inc.	11/02/2017	1.40%	1,255,000	1,254,125
Kellogg Co.	05/21/2018	3.25%	1,500,000	1,578,972
Lorillard Tobacco Co.	08/21/2017	2.30%	1,500,000	1,530,954
Motorola Solutions, Inc.	11/15/2017	6.00%	1,250,000	1,419,323
Reynolds American Inc.	10/30/2015	1.05%	1,800,000	1,799,653
Sherwin-Williams Co./The	12/15/2017	1.35%	1,640,000	1,642,116
Thermo Fisher Scientific Inc.	02/01/2017	1.30%	565,000	565,833
Tyco Electronics Group S.A. (b)	12/17/2018	2.38%	1,000,000	1,007,827
Tyco International Finance S.A. (b)	10/15/2015	3.38%	1,000,000	1,029,295
Zoetis Inc.	02/01/2018	1.88%	1,000,000	1,002,250
				32,030,709
Mining, Quarrying, and Oil and Gas Extraction: 3.69%
Anadarko Petroleum Corp.	09/15/2017	6.38%	1,000,000	1,151,340
BHP Billiton Finance (USA) Ltd. (b)	02/24/2017	1.63%	1,015,000	1,032,786
Ensco PLC (b)	03/15/2016	3.25%	1,575,000	1,639,180
Noble Holding International, Ltd. (b)	08/01/2015	3.45%	1,150,000	1,182,788
Occidental Petroleum Corp.	02/15/2018	1.50%	425,000	424,109
Petrobras International Finance Co. (b)	02/06/2017	3.50%	880,000	903,320
Phillips 66	05/01/2017	2.95%	1,500,000	1,572,046
Rio Tinto Finance (USA) PLC (b)	08/21/2017	1.63%	1,505,000	1,522,673
Sinopec Group Overseas Development (2014) Ltd. (Acquired 04/02/2014,
Cost, $1,500,000) (a)(b)(c)	04/10/2017	1.01%	1,500,000	1,501,227
Teck Resources Ltd. (b)	08/15/2017	3.85%	2,000,000	2,128,502
Vale Overseas Ltd. (b)	01/11/2016	6.25%	825,000	886,534
				13,944,505
Professional, Scientific, and Technical Services: 0.24%
Computer Sciences Corp.	03/15/2018	6.50%	795,000	920,507

Real Estate and Rental and Leasing: 0.51%
Penske Truck Leasing Co. LP / PTL Finance Corp. (Acquired 05/14/2012, Cost, $902,599) (a)	05/11/2015	3.13%	900,000	919,580
Ventas Realty LP / Ventas Capital Corp.	02/15/2018	2.00%	1,000,000	1,008,202
				1,927,782
Retail Trade: 0.87%
BP Capital Markets (b)	11/01/2016	2.25%	1,000,000	1,031,054
Tesco PLC (Acquired 07/17/2013, Cost, $2,205,816) (a)(b)	11/15/2017	5.50%	2,000,000	2,243,316
				3,274,370
Transportation and Warehousing: 0.99%
Carnival Corp. (b)	12/15/2017	1.88%	775,000	779,482
GATX Corp.	07/30/2018	2.38%	2,000,000	2,017,488
Spectra Energy Partners, LP	09/25/2018	2.95%	915,000	949,806
				3,746,776
Utilities: 0.57%
Exelon Generation Co., LLC	10/01/2019	5.20%	1,000,000	1,124,650
Sempra Energy	04/01/2017	2.30%	1,000,000	1,026,550
				2,151,200

The accompanying notes are an integral part of these consolidated financial statements.

14 | LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Wholesale Trade: 1.23%
B.A.T. International Finance P.L.C. (Acquired 06/06/2012, Cost, $995,160) (a)(b)	06/07/2017	2.13%	$1,000,000	$1,024,738
Express Scripts Holding Co.	11/15/2016	3.50%	1,500,000	1,592,683
Samsung Electronics America, Inc. (Acquired 04/18/2013, Cost, $2,025,711) (a)	04/10/2017	1.75%	2,000,000	2,009,352
				4,626,773
TOTAL CORPORATE BONDS (Cost $134,171,224)				135,756,880

MORTGAGE BACKED SECURITIES: 19.34%
American Tower Trust I, 2013-1-2 (Acquired 03/06/2013, Cost, $1,830,000) (a)	03/15/2043	1.55%	1,830,000	1,822,554
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PWR12 A4 (c)	09/11/2038	5.90%	2,235,000	2,406,536
Series 2005-PWR10 A4 (c)	12/11/2040	5.41%	2,250,000	2,340,486
CD 2005-CD1 Commercial Mortgage Trust, 2005-CD1 A4 (c)	07/15/2044	5.40%	245,214	254,970
COMM 2012-CCRE2 Mortgage Trust, 2012-CR2 A1	08/15/2045	0.82%	1,896,954	1,899,961
COMM 2012-CCRE4 Mortgage Trust, 2012-CR4 A2	10/15/2045	1.80%	2,000,000	2,010,066
COMM 2012-LC4 Mortgage Trust, 2012-LC4 A1	12/10/2044	1.16%	520,037	522,971
Commercial Mortgage Trust, 2007-GG11 A4	12/10/2049	5.74%	1,250,000	1,389,634
CSMC Trust, 2013-6 1A1 (Acquired 07/24/2013, Cost, $2,689,103) (a)(c)	07/25/2028	2.50%	2,755,405	2,750,668
DBUBS 2011-LC3 Mortgage Trust, A2	08/10/2044	3.64%	1,990,000	2,089,681
Extended Stay America Trust
Series 2013-ESFL A2FL (Acquired 01/24/2013, Cost, $1,565,000) (a)(c)	12/05/2031	0.85%	1,565,000	1,564,131
Series 2013-ESFL A1FL (Acquired 01/24/2013, Cost, $782,652) (a)(c)	12/05/2031	0.95%	782,652	782,891
Fannie Mae-Aces
Series 2009-M1 A1	07/25/2019	3.40%	363,675	377,887
Series 2012-M8 ASQ1	12/25/2019	1.17%	1,142,200	1,151,120
Fannie Mae Pool	01/01/2016	2.67%	376,218	376,225
Fannie Mae Pool	02/01/2021	3.50%	106,156	112,651
Fannie Mae Pool	06/01/2021	3.50%	139,119	147,626
Fannie Mae Pool	08/01/2021	3.00%	373,008	390,005
Fannie Mae Pool	09/01/2021	3.00%	447,033	467,408
Fannie Mae Pool	11/01/2021	3.00%	853,340	892,302
Fannie Mae Pool	12/01/2025	3.50%	582,012	617,563
Fannie Mae Pool	09/01/2026	3.50%	568,339	603,054
Fannie Mae Pool (c)	10/01/2033	2.55%	1,293,913	1,387,729
FDIC Commercial Mortgage Trust
Series 2011-C1 A (Acquired 06/06/2012, Cost, $107,817) (a)(c)	04/25/2031	1.84%	107,205	107,570
Series 2012-C1 A (Acquired 05/10/2012, Cost, $455,524) (a)(c)	05/25/2035	0.84%	455,524	456,662
FDIC Guaranteed Notes Trust
Series 2010-S4 A (Acquired 02/24/2012, Cost, $682,078) (a)(c)	12/04/2020	0.87%	679,701	683,689
Series 2010-S1 2A (Acquired 03/01/2012, Cost, $788,907) (a)	04/25/2038	3.25%	776,778	801,095
Series 2010-S1 1A (Acquired 11/18/2011, Cost, $442,039) (a)(c)	02/25/2048	0.70%	442,731	442,928
FHLMC Multifamily Structured Pass Through Certificates
Series K501 A1	06/25/2016	1.34%	467,775	471,761
Series K703 A1	01/25/2018	1.87%	373,021	380,535
Series K709 A1	10/25/2018	1.56%	1,456,403	1,475,379
Fosse Master Issuer PLC, 2011-1A A2 (Acquired 09/30/2011 and 06/27/2012,
Cost, $947,164) (a)(b)(c)	10/19/2054	1.63%	947,088	947,526
Freddie Mac REMICS, 3855 HE	02/15/2026	2.50%	49,254	50,493
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2013-DN2 M1 (c)	11/25/2023	1.60%	1,800,096	1,819,562
Series 2014-DN2 M1 (c)	04/25/2024	1.00%	2,269,222	2,273,400
FREMF Mortgage Trust 2013-KF02, (Acquired 11/01/2013, Cost, $1,357,766) (a)(c)	12/25/2045	2.82%	1,357,766	1,387,379
GS Mortgage Securities Corp. II, 2005-GG4 A4A	07/10/2039	4.75%	235,284	240,116
GS Mortgage Securities Trust
Series 2010-C2 A1 (Acquired 04/11/2012, Cost, $1,441,286) (a)	12/10/2043	3.85%	1,361,619	1,427,035
Series 2011-GC5 A2	08/10/2044	3.00%	1,715,000	1,778,939
Series 2007-GG10 A4 (c)	08/10/2045	6.00%	2,065,815	2,287,607
Holmes Master Issuer PLC, 2012-1A A2 (Acquired 01/18/2012, Cost, $720,682) (a)(b)(c)	10/15/2054	1.88%	720,682	726,900
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-FL3 A2 (Acquired 04/24/2013, Cost, $1,104,315) (a)(c)	04/15/2028	0.85%	1,104,315	1,103,088
Series 2013-JWRZ A (Acquired 05/22/2013, Cost, $2,960,000) (a)(c)	04/15/2030	0.93%	2,960,000	2,961,344
Series 2010-C1 A1 (Acquired 12/30/2011, Cost, $1,203,298) (a)	06/15/2043	3.85%	1,156,341	1,181,322
Series 2005-LDP5 A4 (c)	12/15/2044	5.41%	250,000	261,428
Series 2007-CIBC20 A4 (c)	02/12/2051	5.79%	1,400,000	1,553,286

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued) | 15

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust
Series 2008-TOP29 A4 (c)	01/11/2043	6.46%	$1,250,000	$1,435,828
Series 2011-C1 A2 (Acquired 09/20/2011 and 06/28/2012, Cost, $2,263,467) (a)	09/17/2047	3.88%	2,150,000	2,233,667
Motel 6 Trust, 2012-MTL6 A2 (Acquired 11/02/2012, Cost, $1,999,992) (a)	10/05/2025	1.95%	2,000,000	2,002,272
NCUA Guaranteed Notes Trust
Series 2010-R2 1A (c)	11/06/2017	0.52%	2,189,557	2,194,306
Series 2011-R1 1A (c)	01/08/2020	0.60%	100,172	100,669
Series 2011-R2 1A (c)	02/06/2020	0.55%	2,694,078	2,703,163
Series 2011-R3 1A (c)	03/11/2020	0.55%	3,152,153	3,160,772
Series 2010-R1 1A (c)	10/07/2020	0.60%	320,298	322,021
SBA Tower Trust (Acquired 06/12/2014, Cost, $1,515,527) (a)	12/15/2042	2.93%	1,472,000	1,500,121
Sequoia Mortgage Trust, 2013-1 1A1 (c)	02/25/2043	1.45%	1,325,655	1,268,752
Springleaf Mortgage Loan Trust
Series 2013-3A A (Acquired 10/04/2013, Cost, $1,786,637) (a)(c)	09/25/2057	1.87%	1,786,873	1,786,582
Series 2013-1A A (Acquired 04/03/2013, Cost, $1,903,527) (a)(c)	06/25/2058	1.27%	1,903,678	1,896,865
Series 2012-3A A (Acquired 10/18/2012, Cost, $601,860) (a)(c)	12/25/2059	1.57%	601,939	601,612
WIMC Capital Trust, 2012-A A1 (Acquired 06/21/2012, Cost, $618,744) (a)	10/16/2050	4.55%	618,750	627,276
TOTAL MORTGAGE BACKED SECURITIES (Cost $73,140,692)				73,011,069

MUNICIPAL BONDS: 2.02%
County of Hamilton OH Sewer System Revenue	12/01/2016	1.23%	825,000	822,814
Louisiana Local Government Environmental Facilities & Community Development Authority	02/01/2018	1.52%	766,684	772,173
Louisiana Local Government Environmental Facilities & Community Development Authority	02/01/2021	3.22%	850,000	889,627
Metropolitan Council, (Minneapolis - St. Paul Metropolitan Area), State of Minnesota	09/01/2017	1.20%	2,020,000	2,035,554
Metropolitan Government of Nashville & Davidson County TN	07/01/2017	1.21%	1,500,000	1,499,430
State of Ohio	08/01/2017	3.33%	1,500,000	1,605,480
TOTAL MUNICIPAL BONDS (Cost $7,606,459)				7,625,078

FOREIGN GOVERNMENT BOND: 0.24%
Hydro-Quebec (b)	06/30/2016	2.00%	900,000	924,030
TOTAL FOREIGN GOVERNMENT BOND (Cost $909,214)				924,030

U.S. GOVERNMENT AGENCY ISSUES: 3.34%
Federal Home Loan Mortgage Corp.	08/20/2014	1.00%	4,000,000	4,004,892
Federal Home Loan Mortgage Corp.	08/27/2014	1.00%	3,000,000	3,004,242
Federal Home Loan Mortgage Corp.	09/10/2015	1.75%	1,000,000	1,018,086
Federal National Mortgage Association	10/30/2014	0.63%	1,060,000	1,061,945
Federal National Mortgage Association	12/19/2014	0.75%	3,500,000	3,510,349
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $12,577,378)				12,599,514

U.S. GOVERNMENT NOTE: 0.92%
United States Treasury Note	10/31/2017	0.75%	3,500,000	3,466,092
TOTAL U.S. GOVERNMENT NOTE (Cost $3,445,141)				3,466,092

SHORT TERM INVESTMENT: 2.58%
MONEY MARKET FUND: 2.58%			Shares
Fidelity Institutional Money Market Portfolio - Class I , 0.05% (d)			9,761,451	9,761,451
TOTAL MONEY MARKET FUND (Cost $9,761,451)				9,761,451
TOTAL SHORT TERM INVESTMENT (Cost $9,761,451)				9,761,451

TOTAL INVESTMENTS (Cost $284,839,713): 75.88%				286,476,595
Other Assets in Excess of Liabilities, 24.12% (e)				91,081,602
TOTAL NET ASSETS, 100.00%				$377,558,197

(a) Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2014, the fair value of these securities total $68,368,207 which represents 18.11% of total net assets.
(b) Foreign issued security.
(c) Variable rate security.  The rate reported is the rate in effect as of June 30, 2014.
(d) The rate quoted is the annualized seven-day effective yield as of June 30, 2014.
(e) Includes assets pledged as collateral for swap contracts.

The accompanying notes are an integral part of these consolidated financial statements.

16 | LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Swap Contracts

Consolidated Schedule of Swap Contracts
June 30, 2014 (Unaudited)

LONG TOTAL RETURN SWAP CONTRACTS
This investment is a holding of LCMFS Fund Limited. See Note 1.

Termination Date	Reference Index	Notional	Unrealized Appreciation (Depreciation)*	Counterparty

12/20/17	LoCorr Managed Futures Index^	$385,769,768	$(8,328,818)	Deutsche Bank AG

^Comprised of a proprietary basket of Commodity Trading Advisors’ (“CTA”) Programs investing in various futures, forwards, and currency derivative contracts and other similar investments. See Notes 2 and 3.
* Unrealized depreciation is a payable on the Fund’s consolidated statement of assets and liabilities.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments | 17

LoCorr Long/Short Commodities Strategy Fund

Composition of Consolidated Investment Portfolio1
June 30, 2014 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments
June 30, 2014 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 11.02%
Ally Auto Receivables Trust
Series 2012-4 A3	01/17/2017	0.59%	$21,120	$21,140
Series 2012-5 A3	03/15/2017	0.62%	48,610	48,686
American Homes 4 Rent 2014-SFR1 A (Acquired 05/13/2014, Cost, $100,000) (a)(c)	06/17/2031	1.25%	100,000	100,136
AmeriCredit Automobile Receivables Trust
Series 2012-5 A2	01/08/2016	0.51%	2,757	2,757
Series 2013-2 A2	11/08/2016	0.53%	21,987	21,994
Series 2012-4 A3	06/08/2017	0.67%	25,000	25,029
Series 2013-1 A3	10/10/2017	0.61%	45,000	45,037
Series 2013-3 A3	04/09/2018	0.92%	50,000	50,175
Capital Auto Receivables Asset Trust
Series 2013-2 A1	07/20/2015	0.77%	25,000	25,014
Series 2013-1 A2	07/20/2016	0.62%	48,997	49,020
CarMax Auto Owner Trust, 2012-3 A3	07/17/2017	0.52%	23,001	23,021
Chase Issuance Trust 2013-A3 A3 (c)	04/15/2020	0.43%	100,000	99,972
Citibank Credit Card Issuance Trust 2013-A11 (c)	02/07/2018	0.39%	100,000	100,078
CNH Equipment Trust
Series 2012-B A3	09/15/2017	0.86%	8,177	8,196
Series 2012-C A3	12/15/2017	0.57%	23,899	23,920
Series 2012-D A3	04/16/2018	0.65%	50,000	50,088
Colony American Homes 2014-1A A (Acquired 04/02/2014, Cost, $99,455) (a)(c)	05/17/2031	1.40%	99,693	100,193
Discover Card Execution Note Trust, 2010-A2 A2 (c)	03/15/2018	0.73%	100,000	100,527
Fifth Third Auto Trust, 2013-A A3	09/15/2017	0.61%	50,000	50,065
GE Equipment Midticket LLC 2012-1 A3	05/23/2016	0.60%	20,339	20,355
GE Equipment Small Ticket LLC 2012-1A A3 (Acquired 05/22/2012, Cost, $9,474) (a)	09/21/2015	1.04%	9,475	9,492
GE Equipment Transportation LLC 2012-2 A3	07/25/2016	0.62%	25,323	25,350
Honda Auto Receivables Owner Trust, 2012-4 A3	08/18/2016	0.52%	24,595	24,623
Hyundai Auto Receivables Trust, 2012-B A3	09/15/2016	0.62%	13,711	13,725
John Deere Owner Trust, 2013-A A3	03/15/2017	0.60%	50,000	50,114
Mercedes-Benz Auto Lease Trust, 2013-A A3	02/15/2016	0.59%	50,000	50,035

The accompanying notes are an integral part of these consolidated financial statements.

18 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust
Series 2013-4 A2	09/15/2016	0.89%	$11,010	$11,023
Series 2013-1 A3	06/15/2017	0.62%	22,901	22,922
Series 2013-2 A3	09/15/2017	0.70%	40,000	40,051
Series 2013-3 A3	10/16/2017	0.70%	50,000	50,110
Small Business Administration Participation Certificates, 2012-20K 1	11/01/2032	2.09%	22,749	21,742
World Omni Auto Receivables Trust
Series 2012-A A3	02/15/2017	0.64%	18,455	18,484
Series 2012-B A3	06/15/2017	0.61%	25,000	25,035
Series 2013-A A3	04/16/2018	0.64%	75,000	75,107
TOTAL ASSET BACKED SECURITIES (Cost $1,401,835)				1,403,216

CORPORATE BONDS: 27.26%
Administrative and Support and Waste Management and Remediation Services: 0.97%
Glencore Finance (Canada) Ltd. (Acquired 04/07/2014, Cost, $82,220) (a)(b)	11/15/2016	5.80%	75,000	82,525
Waste Management, Inc.	09/01/2016	2.60%	40,000	41,385
				123,910
Finance and Insurance: 11.05%
Aflac Inc.	02/15/2017	2.65%	40,000	41,567
American Express Co.	05/22/2018	1.55%	40,000	39,873
American International Group, Inc.	09/15/2016	4.88%	40,000	43,266
Bank of America Corp.	08/01/2016	6.50%	30,000	33,252
Bank of America, N.A.	11/14/2016	1.13%	50,000	50,036
Bank of New York Mellon Corp./The	07/28/2016	2.30%	20,000	20,626
Bank of Nova Scotia/The (b)	07/15/2016	1.38%	30,000	30,343
BB&T Corp.	01/12/2018	1.45%	20,000	19,905
Capital One Financial Corp.	09/01/2016	6.15%	40,000	44,267
Caterpillar Financial Services Corp.	02/17/2015	4.75%	15,000	15,417
Caterpillar Financial Services Corp.	05/29/2015	1.10%	10,000	10,075
Citigroup, Inc.	11/21/2017	6.13%	75,000	85,780
Deutsche Bank Aktiengesellschaft (b)	02/13/2019	2.50%	30,000	30,584
Diageo Capital plc (b)	05/11/2017	1.50%	20,000	20,229
Dragon 2012 LLC	03/12/2024	1.97%	21,157	20,801
Fifth Third Bancorp	06/01/2018	4.50%	20,000	21,822
General Electric Capital Corp.	12/11/2015	1.00%	10,000	10,077
General Electric Capital Corp.	01/09/2017	2.90%	30,000	31,381
General Electric Capital Corp.	05/01/2018	5.63%	55,000	63,021
Goldman Sachs Group, Inc./The	01/15/2015	5.13%	35,000	35,837
Goldman Sachs Group, Inc./The	09/01/2017	6.25%	60,000	68,307
Health Care REIT, Inc.	04/01/2019	4.13%	35,000	37,649
Heineken N.V. (Acquired 10/02/2012, Cost, $9,983) (a)(b)	10/01/2015	0.80%	10,000	10,032
Helios Leasing I LLC	05/29/2024	2.02%	21,238	20,893
Helios Leasing I LLC	07/24/2024	1.73%	21,699	21,035
Helios Leasing I LLC	09/28/2024	1.56%	22,138	21,197
John Deere Capital Corp.	06/29/2015	0.95%	15,000	15,092
John Deere Capital Corp.	04/13/2017	5.50%	15,000	16,800
JPMorgan Chase & Co.	08/15/2017	2.00%	65,000	66,102
JPMorgan Chase & Co.	01/15/2018	6.00%	25,000	28,628
KeyBank National Association	11/01/2017	5.70%	27,000	30,402
Morgan Stanley	03/22/2017	4.75%	30,000	32,662
MSN 41079 and 41084 Ltd. (b)	07/13/2024	1.72%	21,690	21,007
New York Life Global Funding (Acquired 10/09/2012, Cost, $20,391) (a)	05/04/2015	3.00%	20,000	20,392
Phoenix 2012 LLC	07/03/2024	1.61%	22,020	21,258
PNC Funding Corp.	09/19/2016	2.70%	10,000	10,384
Realty Income Corp.	09/15/2016	5.95%	15,000	16,549
Safina Ltd. (b)	01/15/2022	1.55%	20,605	20,341
Simon Property Group LP	03/01/2017	5.88%	40,000	44,616
State Street Bank & Trust Co.	10/15/2018	5.25%	20,000	22,648
Tagua Leasing LLC	11/16/2024	1.58%	22,146	21,214
Total Capital International (b)	06/28/2017	1.55%	15,000	15,215
Toyota Motor Credit Corp.	01/12/2017	2.05%	10,000	10,272
Travelers Companies, Inc./The	12/01/2015	5.50%	16,000	17,106

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued) | 19

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
WellPoint, Inc.	01/15/2018	1.88%	$45,000	$45,316
Wells Fargo & Co.	06/15/2016	3.68%	80,000	84,424
				1,407,700
Information: 1.85%
AT&T Inc.	05/15/2016	2.95%	10,000	10,393
AT&T Inc.	06/01/2017	1.70%	10,000	10,116
CBS Corp.	07/01/2017	1.95%	30,000	30,499
Comcast Corp.	06/15/2016	4.95%	8,000	8,650
Comcast Corp.	02/15/2018	5.88%	35,000	40,348
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	03/15/2017	2.40%	35,000	36,045
Total System Services, Inc.	06/01/2018	2.38%	45,000	45,025
Verizon Communications, Inc.	09/14/2018	3.65%	35,000	37,432
Walt Disney Co./The	09/15/2016	5.63%	15,000	16,593
				235,101
Management of Companies and Enterprises: 0.76%
BNP Paribas (b)	08/20/2018	2.70%	40,000	40,920
Macy’s Retail Holdings, Inc.	12/01/2016	5.90%	50,000	55,721
				96,641
Manufacturing: 6.94%
AbbVie Inc.	11/06/2015	1.20%	20,000	20,135
ACTAVIS, Inc.	10/01/2017	1.88%	40,000	40,357
Anheuser-Busch InBev Worldwide Inc.	07/15/2015	0.80%	15,000	15,068
Anheuser-Busch InBev Worldwide Inc.	02/15/2016	2.88%	15,000	15,555
Apple Inc. (c)	05/05/2017	0.29%	95,000	95,001
Baxter International Inc.	01/15/2017	1.85%	10,000	10,201
Chevron Corp.	12/05/2017	1.10%	10,000	9,954
Coca Cola Co./The	11/15/2017	5.35%	30,000	34,083
ConAgra Foods, Inc.	01/25/2018	1.90%	40,000	40,096
Covidien International Finance S.A. (b)	05/29/2015	1.35%	7,000	7,057
Dow Chemical Co./The	02/15/2016	2.50%	40,000	41,095
Eastman Chemical Co.	06/01/2017	2.40%	75,000	77,216
Eaton Corp.	11/02/2017	1.50%	35,000	35,043
Ecolab Inc.	02/15/2015	4.88%	15,000	15,407
Ecolab Inc.	12/08/2016	3.00%	15,000	15,688
E.I. du Pont de Nemours & Co.	03/15/2015	4.75%	14,000	14,419
EMC Corp.	06/01/2018	1.88%	40,000	40,264
General Mills, Inc.	03/17/2015	5.20%	25,000	25,840
Intel Corp.	12/15/2017	1.35%	25,000	25,007
Johnson Controls, Inc.	11/02/2017	1.40%	40,000	39,972
Kellogg Co.	05/17/2017	1.75%	40,000	40,477
Kraft Foods Group, Inc.	06/05/2017	2.25%	30,000	30,817
Lockheed Martin Corp.	09/15/2016	2.13%	10,000	10,294
Lorillard Tobacco Co.	08/21/2017	2.30%	40,000	40,825
Motorola Solutions, Inc.	11/15/2017	6.00%	55,000	62,450
Thermo Fisher Scientific Inc.	06/01/2015	5.00%	10,000	10,402
Thermo Fisher Scientific Inc.	02/01/2017	1.30%	10,000	10,015
Tyco Electronics Group S.A. (b)	12/17/2018	2.38%	30,000	30,235
United Technologies Corp.	06/01/2017	1.80%	30,000	30,642
				883,615
Mining, Quarrying, and Oil and Gas Extraction: 2.23%
Anadarko Petroleum Corp.	09/15/2017	6.38%	25,000	28,784
BHP Billiton Finance (USA) Ltd. (b)	02/24/2017	1.63%	35,000	35,613
Devon Energy Corp.	05/15/2017	1.88%	15,000	15,259
Phillips 66	05/01/2017	2.95%	85,000	89,083
Rio Tinto Finance (USA) PLC (b)	03/22/2017	2.00%	10,000	10,234
Rio Tinto Finance (USA) PLC (b)	08/21/2017	1.63%	15,000	15,176
Teck Resources Ltd. (b)	08/15/2017	3.85%	85,000	90,461
				284,610

The accompanying notes are an integral part of these consolidated financial statements.

20 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Professional, Scientific, and Technical Services: 0.44%
ABB Treasury Center (USA), Inc. (Acquired 06/19/2012, Cost, $15,258) (a)	06/15/2016	2.50%	$15,000	$15,447
Computer Sciences Corp.	03/15/2018	6.50%	35,000	40,526
				55,973
Real Estate and Rental and Leasing: 0.42%
Boston Properties Limited Partnership	06/01/2015	5.00%	10,000	10,399
Liberty Property Limited Partnership	10/01/2017	6.63%	25,000	28,596
Ventas Realty LP / Ventas Capital Corp.	02/15/2018	2.00%	15,000	15,123
				54,118
Retail Trade: 0.16%
BP Capital Markets (b)	05/05/2017	1.85%	20,000	20,426

Transportation and Warehousing: 1.78%
Canadian National Railway Co. (b)	06/01/2016	5.80%	20,000	21,958
Carnival Corp. (b)	12/15/2017	1.88%	15,000	15,087
GATX Corp.	07/30/2018	2.38%	90,000	90,787
Norfolk Southern Corp.	01/15/2016	5.75%	20,000	21,485
Spectra Energy Partners, LP	09/25/2018	2.95%	50,000	51,902
Union Pacific Corp.	01/15/2015	4.88%	25,000	25,610
				226,829
Utilities: 0.66%
Commonwealth Edison Co.	04/15/2015	4.70%	20,000	20,687
Connecticut Light & Power Co./The	03/01/2017	5.38%	20,000	21,974
Sempra Energy	04/01/2017	2.30%	25,000	25,664
Southern California Edison Co.	04/01/2015	4.65%	15,000	15,481
				83,806
TOTAL CORPORATE BONDS (Cost $3,461,029)				3,472,729

MORTGAGE BACKED SECURITIES: 20.86%
Banc of America Commercial Mortgage Trust, 2006-2 A4 (c)	05/10/2045	5.92%	20,000	21,433
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PWR12 A4 (c)	09/11/2038	5.90%	25,000	26,919
Series 2006-PWR14 A4	12/11/2038	5.20%	25,000	27,152
Series 2006-TOP24 A4	10/12/2041	5.54%	24,068	26,137
Citigroup Commercial Mortgage Trust, 2006-C5 A4	10/15/2049	5.43%	35,000	37,964
Commercial Mortgage Pass-Through Certificates, 2012-CRE3 A1	10/17/2045	0.67%	17,572	17,549
Commercial Mortgage Trust, 2007-GG9	03/10/2039	5.44%	80,000	87,293
Credit Suisse Commercial Mortgage Trust, 2006-C1 A4 (c)	02/15/2039	5.61%	10,000	10,558
Fannie Mae-Aces
Series 2012-M17 ASQ2	11/25/2015	0.95%	101,920	102,531
Series 2013-M3 ASQ2	02/25/2016	1.08%	44,108	44,403
Series 2013-M1 ASQ2	11/25/2016	1.07%	71,753	72,259
Series 2013-M7 ASQ2	03/25/2018	1.23%	97,983	98,369
Fannie Mae Pool	06/01/2017	1.49%	25,000	25,354
Fannie Mae Pool	07/01/2017	1.50%	35,000	35,426
Fannie Mae Pool	09/01/2017	1.27%	50,000	50,321
Fannie Mae Pool	09/01/2022	2.50%	35,959	37,161
Fannie Mae Pool	10/01/2022	2.50%	55,713	57,576
Fannie Mae Pool	10/01/2022	2.50%	18,424	19,040
Fannie Mae Pool	11/01/2022	2.50%	18,416	19,032
Fannie Mae Pool	01/01/2023	2.50%	59,025	60,992
Fannie Mae Pool	02/01/2023	2.50%	40,175	41,513
Fannie Mae Pool	03/01/2023	2.50%	40,969	42,331
Fannie Mae Pool	05/01/2023	2.00%	42,405	43,131
Fannie Mae Pool	06/01/2023	2.00%	42,918	43,653
Fannie Mae Pool	08/01/2023	2.50%	44,158	45,612
Fannie Mae Pool	09/01/2023	2.00%	44,838	45,607
Fannie Mae Pool	09/01/2027	3.00%	8,649	8,905
Fannie Mae Pool	09/01/2027	3.00%	20,823	21,439
Fannie Mae Pool	10/01/2027	3.00%	44,329	45,641
Fannie Mae Pool	12/01/2027	2.50%	43,869	44,354
Fannie Mae Pool	12/01/2027	2.50%	44,353	44,870
Fannie Mae Pool (c)	09/01/2042	2.31%	19,229	19,579

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued) | 21

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass Through Certificates
Series K502 A2	08/25/2017	1.43%	$130,000	$131,098
Series K701 A2 (c)	11/25/2017	3.88%	50,000	53,945
Series K708 A2	01/25/2019	2.13%	30,000	30,460
Series K709 A2	03/25/2019	2.09%	25,000	25,283
Series KF01 A (c)	04/25/2019	0.50%	70,795	70,726
Series K710 A2	05/25/2019	1.88%	50,000	50,047
Freddie Mac Gold Pool	04/01/2023	2.50%	41,233	42,443
Freddie Mac Gold Pool	04/01/2023	2.50%	41,419	42,637
Freddie Mac Gold Pool	12/01/2027	2.50%	21,970	22,137
Freddie Mac Gold Pool	12/01/2027	2.50%	45,631	46,094
Freddie Mac Gold Pool	12/01/2027	2.50%	45,956	46,307
Freddie Mac Non Gold Pool (c)	07/01/2042	2.17%	11,543	11,914
Freddie Mac Non Gold Pool (c)	07/01/2042	2.38%	14,321	14,880
Freddie Mac Non Gold Pool (c)	07/01/2042	2.43%	17,862	18,291
Freddie Mac Non Gold Pool (c)	08/01/2042	2.59%	16,295	16,765
Freddie Mac Non Gold Pool (c)	10/01/2042	2.19%	16,783	17,309
Freddie Mac Non Gold Pool (c)	01/01/2043	2.16%	64,778	65,509
Freddie Mac Non Gold Pool (c)	01/01/2043	2.21%	20,045	20,302
Freddie Mac Non Gold Pool (c)	02/01/2043	2.14%	43,667	44,125
GS Mortgage Securities Trust
Series 2006-GG8 A4	11/10/2039	5.56%	25,000	27,109
Series 2007-GG10 A4 (c)	08/10/2045	6.00%	90,805	100,554
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP6 A4 (c)	04/15/2043	5.48%	33,610	35,740
Series 2006-LDP7 A4 (c)	04/15/2045	5.86%	25,000	26,891
Series 2012-C8 ASB (Acquired 04/23/2013, Cost, $50,846) (a)	10/17/2045	2.38%	50,000	50,015
LB Commercial Mortgage Trust, 2007-C3 A4B	07/15/2044	5.52%	35,000	38,451
LB-UBS Commercial Mortgage Trust, 2006-C6 A4	09/15/2039	5.37%	40,000	43,292
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C6 A1	11/17/2045	0.66%	17,318	17,268
Morgan Stanley Capital I Trust
Series 2006-IQ12 A4	12/15/2043	5.33%	24,243	26,118
Series 2006-TOP21 A4 (c)	10/12/2052	5.16%	25,000	26,173
NCUA Guaranteed Notes Trust
Series 2010-R2 1A (c)	11/06/2017	0.52%	31,702	31,771
Series 2011-R2 1A (c)	02/06/2020	0.55%	92,569	92,881
SBA Tower Trust (Acquired 06/12/2014, Cost, $46,331) (a)	12/15/2042	2.93%	45,000	45,860
TOTAL MORTGAGE BACKED SECURITIES (Cost $2,644,990)				2,656,499

MUNICIPAL BONDS: 4.24%
City of El Paso, TX	08/15/2014	3.61%	50,000	50,190
City of Huntsville, AL	09/01/2016	2.41%	40,000	41,158
City of Lubbock, TX	02/15/2018	4.44%	25,000	27,273
City of Rochester, MN	02/01/2016	2.25%	25,000	25,301
County of Berks, PA	11/15/2016	1.01%	25,000	24,859
County of Forsyth, NC	04/01/2020	3.55%	30,000	32,275
Denton Independent School District	08/15/2015	2.00%	40,000	40,726
Maricopa County School District No. 28 Kyrene Elementary	07/01/2019	5.38%	15,000	17,335
Rosemount-Apple Valley-Eagan Independent School District No. 196	02/01/2019	5.00%	25,000	28,419
State of Hawaii	02/01/2017	3.73%	25,000	26,535
State of Mississippi	11/01/2017	1.35%	30,000	30,035
State of Ohio	04/01/2018	3.66%	45,000	48,657
State of Tennessee	05/01/2017	3.82%	25,000	26,965
State of Texas	10/01/2017	2.50%	25,000	26,054
State of Washington	02/01/2017	3.04%	40,000	42,254
University of Texas System	08/15/2018	3.81%	25,000	27,206
Virginia College Building Authority	02/01/2016	2.40%	25,000	25,564
TOTAL MUNICIPAL BONDS (Cost $537,810)				540,806

FOREIGN GOVERNMENT BOND: 0.17%
Petroleos Mexicanos (b)	12/20/2022	2.00%	21,250	21,136
TOTAL FOREIGN GOVERNMENT BOND (Cost $21,250)				21,136

The accompanying notes are an integral part of these consolidated financial statements.

22 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES: 0.87%
Ginnie Mae II Pool	07/20/2060	5.31%	$25,298	$28,070
Ginnie Mae II Pool	07/20/2062	4.56%	25,141	27,637
Ginnie Mae II Pool	08/20/2062	4.12%	51,028	55,322
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $111,181)				111,029

CERTIFICATES OF DEPOSIT: 0.94%
BMW Bank of North America	07/18/2014	1.00%	40,000	39,880
Discover Bank	07/11/2014	1.00%	40,000	39,880
GE Capital Retail Bank	07/07/2014	1.00%	40,000	40,002
TOTAL CERTIFICATES OF DEPOSIT ($119,680)				119,762

SHORT TERM INVESTMENT: 10.71%
MONEY MARKET FUND: 10.71%			Shares
Fidelity Institutional Money Market Portfolio - Class I , 0.05% (d)			1,363,704	1,363,704
TOTAL MONEY MARKET FUND (Cost $1,363,704)				1,363,704
TOTAL SHORT TERM INVESTMENT (Cost $1,363,704)				1,363,704

TOTAL INVESTMENTS (Cost $9,661,479): 76.07%				9,688,881
Other Assets in Excess of Liabilities, 23.93% (e)				3,048,319
TOTAL NET ASSETS, 100.00%				$12,737,200

(a) Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2014, the market value of these securities total $434,092 which represents 3.41% of total net assets.
(b) Foreign issued security.
(c) Variable rate security. The rate reported is the rate in effect as of June 30, 2014.
(d) The rate quoted is the annualized seven-day effective yield as of June 30, 2014.
(e) Includes assets pledged as collateral for swap contracts.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Swap Contracts | 23

Consolidated Schedule of Swap Contracts
June 30, 2014 (Unaudited)

LONG TOTAL RETURN SWAP CONTRACTS
This investment is a holding of LCLSCS Fund Limited. See Note 1.

Termination Date	Reference Index	Notional	Unrealized Appreciation (Depreciation)*	Counterparty

12/20/17	LoCorr Commodities Index^	$12,650,000	$328,460	Deutsche Bank AG

^Comprised of a proprietary basket of Commodity Trading Advisor’s (“CTA”) Programs investing in various futures, forwards, and currency derivative contracts and other similar investments. See Notes 2 and 3.
*Unrealized appreciation is a receivable on the Fund’s consolidated statement of assets and liabilities.

The accompanying notes are an integral part of these consolidated financial statements.

24 | LoCorr Long/Short Equity Fund - Schedule of Investments

LoCorr Long/Short Equity Fund

Composition of Investment Portfolio1
June 30, 2014 (Unaudited)

1 As a percentage of total investments.

Schedule of Investments
June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS: 96.24%
Accommodation and Food Services: 2.98%
Diamond Resorts International, Inc. (a)	65,860	$1,532,562
University General Health System, Inc. (a)	807,896	131,283
		1,663,845
Administrative and Support and Waste Management and Remediation Services: 4.70%
Hudson Technologies, Inc. (a)	63,264	182,833
TrueBlue, Inc. (a)	40,000	1,102,800
Vertex Energy, Inc. (a)	137,285	1,333,037
		2,618,670
Construction: 2.39%
Tutor Perini Corporation (a)	42,000	1,333,080

Finance and Insurance: 15.04%
Atlas Financial Holdings, Inc. (a)(b)	83,312	1,263,010
Banco Latinoamericano de Comercio Exterior, S.A. (b)	34,900	1,035,483
FBR & Co. (a)	50,801	1,378,231
Franklin Resources, Inc.	24,815	1,435,300
USA Technologies, Inc. (a)	306,302	646,297
Viad Corp.	7,500	178,800
Wells Fargo & Company	46,531	2,445,669
		8,382,790
Industrials: 0.37%
Aceto Corporation	11,450	207,703

Information: 7.79%
DIRECTV (a)	14,129	1,201,106
Media General, Inc. (a)	39,612	813,234
Nexstar Broadcasting Group, Inc.	15,906	820,909
Salem Communications Corporation	66,948	633,328
Sinclair Broadcast Group, Inc.	25,080	871,530
		4,340,107

The accompanying notes are an integral part of these financial statements.

LoCorr Long/Short Equity Fund - Schedule of Investments (continued) | 25

	Shares	Value
COMMON STOCKS (continued)
Manufacturing: 42.54%
Acme United Corporation	10,518	$176,176
Advanced Emissions Solutions, Inc. (a)(c)	28,000	642,040
Akorn, Inc. (a)	40,000	1,330,000
Amkor Technology, Inc. (a)	140,000	1,565,200
Anika Therapeutics, Inc. (a)(c)	17,950	831,624
Astronics Corporation (a)(c)	24,037	1,356,889
Flexsteel Industries, Inc.	14,222	474,304
Flotek Industries, Inc. (a)	36,400	1,170,624
Gencor Industries, Inc. (a)	27,100	298,371
Insys Therapeutics, Inc. (a)(c)	41,000	1,280,430
Lannett Company, Inc. (a)	24,000	1,190,880
LSB Industries, Inc. (a)	20,000	833,400
Manitex International, Inc. (a)	55,406	899,793
Methode Electronics, Inc.	24,000	917,040
Multi-Color Corporation	27,000	1,080,270
Nature’s Sunshine Products, Inc.	60,000	1,018,200
NN, Inc. (c)	37,985	971,656
Nova Measuring Instruments Ltd. (a)(b)	141,100	1,694,611
Nymox Pharmaceutical Corporation (a)(b)	193,300	956,835
Shiloh Industries, Inc. (a)	45,999	849,142
Sparton Corporation (a)(c)	48,500	1,345,390
Super Micro Computer, Inc. (a)	56,200	1,420,174
WABCO Holdings Inc. (a)	8,981	959,350
Xplore Technologies Corp. (a)	78,663	453,886
		23,716,285
Mining, Quarrying, and Oil and Gas Extraction: 5.99%
C&J Energy Services, Inc. (a)	41,000	1,384,980
Rose Rock Midstream, L.P.	10,000	546,400
Trecora Resources (a)	118,800	1,406,592
		3,337,972
Professional, Scientific, and Technical Services: 6.11%
Enanta Pharmaceuticals, Inc. (a)	32,000	1,378,240
Innovative Solutions and Support, Inc. (a)	134,334	999,445
International Business Machines Corporation	5,682	1,029,976
		3,407,661
Transportation and Warehousing: 5.12%
GasLog Ltd. (b)(c)	49,000	1,562,610
NuStar GP Holdings, LLC (c)	33,000	1,290,630
		2,853,240
Wholesale Trade: 3.21%
Amira Nature Foods Ltd. (a)(b)	82,040	1,123,128
Gentherm Inc. (a)	15,000	666,750
		1,789,878
TOTAL COMMON STOCKS (Cost $50,094,695)		53,651,231

EXCHANGE TRADED FUND: 0.75%
Finance and Insurance: 0.75%
Direxion Daily Small Cap Bear 3X Shares (a)	30,000	418,800
TOTAL EXCHANGE TRADED FUND (Cost $442,161)		418,800

SHORT TERM INVESTMENT: 3.92%
MONEY MARKET FUND: 3.92%
Fidelity Institutional Money Market Portfolio - Class I , 0.05% (d)	2,185,019	2,185,019
TOTAL MONEY MARKET FUND (Cost $2,185,019)		2,185,019
TOTAL SHORT TERM INVESTMENT (Cost $2,185,019)		2,185,019

TOTAL INVESTMENTS (Cost $52,721,875): 100.91%		56,255,050
Liabilities in Excess of Other Assets: (0.91)%		(505,963)
TOTAL NET ASSETS: 100.00%		$55,749,087

(a) Non-income producing security.
(b) Foreign issued security.
(c) This security or a portion of this security is pledged to cover short positions. See Note 2.
(d) The rate quoted is the annualized seven-day effective yield as of June 30, 2014.

The accompanying notes are an integral part of these financial statements.

26 | LoCorr Long/Short Equity Fund - Schedule of Securities Sold Short

Schedule of Securities Sold Short
June 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS: (7.35)%
Information: (1.43)%
NetSuite Inc. (a)	(3,000)	$(260,640)
Pandora Media, Inc. (a)	(7,000)	(206,500)
Twitter, Inc. (a)	(8,000)	(327,760)
		(794,900)

Management of Companies and Enterprises: (0.32)%
Compass Diversified Holdings	(10,000)	(181,500)

Manufacturing: (2.35)%
Callaway Golf Company	(50,000)	(416,000)
Elizabeth Arden, Inc. (a)	(9,000)	(192,780)
Guidewire Software, Inc. (a)	(9,000)	(365,940)
Lancaster Colony Corporation	(3,500)	(333,060)
		(1,307,780)

Other Services (except Public Administration): (1.04)%
Regis Corp.	(41,268)	(581,053)

Professional, Scientific, and Technical Services: (1.66)%
athenahealth, Inc. (a)	(2,000)	(250,260)
Intralinks Holdings, Inc. (a)	(22,000)	(195,580)
Syntel, Inc. (a)	(3,000)	(257,880)
Workday, Inc. (a)	(2,500)	(224,650)
		(928,370)

Retail Trade: (0.55)%
Urban Outfitters, Inc. (a)	(9,000)	(304,740)

TOTAL COMMON STOCKS (Proceeds $3,910,701): (7.35)%		(4,098,343)
TOTAL SECURITIES SOLD SHORT (Proceeds $3,910,701): (7.35)%		$(4,098,343)

(a) Non-dividend expense producing security.
Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Schedule of Investments | 27

LoCorr Spectrum Income Fund

Composition of Investment Portfolio1
June 30, 2014 (Unaudited)

1 As a percentage of total investments.

Schedule of Investments
June 30, 2014 (Unaudited)

	Shares	Value
BUSINESS DEVELOPMENT COMPANIES: 7.49%
Finance and Insurance: 7.49%
Ares Capital Corporation	117,640	$2,101,050
Fifth Street Finance Corp.	93,341	917,542
Prospect Capital Corporation	174,705	1,856,241
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $4,797,100)		4,874,833

COMMON STOCKS: 13.22%
Finance and Insurance: 1.88%
Banco Santander, S.A. - ADR (a)	117,365	1,222,943

Information: 4.13%
Frontier Communications Corporation	460,097	2,686,967

Manufacturing: 1.55%
HollyFrontier Corporation	22,991	1,004,477

Mining, Quarrying, and Oil and Gas Extraction: 3.02%
Seadrill Limited (a)	49,217	1,966,219

Transportation and Warehousing: 2.64%
Ship Finance International Limited (a)	61,608	1,145,293
Student Transportation Inc. (a)	85,976	569,161
		1,714,454
TOTAL COMMON STOCKS (Cost $8,285,905)		8,595,060

CLOSED-END INVESTMENT COMPANIES: 11.88%
Finance and Insurance: 11.88%
Avenue Income Credit Strategies Fund	72,966	1,311,929
BlackRock Corporate High Yield Fund Inc.	70,763	869,677
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	160,869	2,142,775
Nuveen Preferred Income Opportunities Fund	119,498	1,159,131

The accompanying notes are an integral part of these financial statements.

28 | LoCorr Spectrum Income Fund - Schedule of Investments (continued)

	Shares	Value
INVESTMENT COMPANIES (continued)
Stone Harbor Emerging Markets Income Fund	27,603	$581,871
Western Asset Emerging Markets Income Fund Inc.	45,982	594,547
Western Asset Global High Income Fund Inc.	82,740	1,063,209
TOTAL CLOSED-END INVESTMENT COMPANIES (Cost $7,586,855)		7,723,139

MASTER LIMITED PARTNERSHIPS: 26.35%	Units
Finance and Insurance: 5.74%
KKR & Co. L.P.	101,119	2,460,225
Och-Ziff Capital Management, L.P.	91,964	1,271,862
		3,732,087

Manufacturing: 6.84%
CVR Partners, LP	67,115	1,254,379
CVR Refining, LP	45,500	1,137,955
Northern Tier Energy LP	42,265	1,130,166
Terra Nitrogen Company, L.P.	6,402	923,937
		4,446,437

Mining, Quarrying, and Oil and Gas Extraction: 7.63%
PetroLogistics LP	89,624	1,287,001
Regency Energy Partners LP	45,156	1,454,475
Vanguard Natural Resources, LLC	68,973	2,220,931
		4,962,407

Other Services (except Public Administration): 1.71%
StoneMor Partners L.P.	45,982	1,114,144

Transportation and Warehousing: 4.43%
Navios Maritime Partners L.P. (a)	87,352	1,698,123
Niska Gas Storage Partners LLC	76,752	1,181,213
		2,879,336
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $16,361,037)		17,134,411

	Shares
REAL ESTATE INVESTMENT TRUSTS: 21.20%
Finance and Insurance: 6.46%
American Capital Mortgage Investment Corp.	101,119	2,024,402
Apollo Commercial Real Estate Finance, Inc.	64,361	1,061,313
Invesco Mortgage Capital Inc.	64,361	1,117,307
		4,203,022

Real Estate and Rental and Leasing: 14.74%
American Realty Capital Properties, Inc.	176,770	2,214,928
Capstead Mortgage Corporation	81,845	1,076,262
EPR Properties	42,747	2,388,276
Hospitality Properties Trust	72,621	2,207,678
Senior Housing Properties Trust	48,736	1,183,797
Whitestone REIT	34,487	514,201
		9,585,142
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $13,479,273)		13,788,164

ROYALTY TRUST: 3.63%
Manufacturing: 3.63%
BP Prudhoe Bay Royalty Trust	23,886	2,363,281
TOTAL ROYALTY TRUST (Cost $2,114,020)		2,363,281

PRIVATE PLACEMENT: 8.69%	Coupon
Finance and Insurance: 8.69%	Rate	Units ($)
Terra Secured Income Fund 5, LLC (b)	8.50%	$6,240,000	5,651,139
TOTAL PRIVATE PLACEMENT (Cost $5,651,139)			5,651,139

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Schedule of Investments (continued) | 29

	Shares	Value
SHORT TERM INVESTMENT: 5.28%
MONEY MARKET FUND: 5.28%
Fidelity Institutional Money Market Portfolio - Class I, 0.05% (c)	3,431,511	$3,431,511
TOTAL MONEY MARKET FUND (Cost $3,431,511)		3,431,511
TOTAL SHORT TERM INVESTMENT (Cost $3,431,511)		3,431,511

TOTAL INVESTMENTS (Cost $61,706,840): 97.74%		63,561,538
Other Assets in Excess of Liabilities, 2.26%		1,466,492
TOTAL NET ASSETS, 100.00%		$65,028,030

ADR American Depository Receipt

(a) Foreign issued security.
(b) Deemed to be illiquid. At June 30, 2014, the fair value of these securities total $5,651,139, which represents 8.69% of total net assets. See Note 2.
(c) The rate quoted is the annualized seven-day effective yield as of June 30, 2014.

The accompanying notes are an integral part of these financial statements.

30 | LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Consolidated Statements of Assets & Liabilities

Consolidated Statements of Assets & Liabilities
June 30, 2014 (Unaudited)

	LoCorr Managed Futures Strategy Fund	LoCorr Long/Short Commodities Strategy Fund

Assets
Investments, at value (Cost $284,839,713 and $9,661,479, respectively)	$286,476,595	$9,688,881
Cash	8,760	3,239
Receivable for Fund shares sold	1,830,270	18,515
Receivable for securities sold	-	3,013
Interest receivable	1,420,962	40,557
Receivable from Adviser (Note 5)	-	1,490
Unrealized gain on swap contracts (Note 1)	-	328,460
Deposits with broker for swap contracts (Note 2)	101,000,010	2,700,010
Prepaid expenses and other assets	88,770	26,218
Total Assets	390,825,367	12,810,383

Liabilities
Payable for Fund shares redeemed	$456,265	$9,503
Accrued management fees (Note 5)	455,240	-
Accrued Trustees’ fees	9,500	254
Accrued Rule 12b-1 fees	43,361	6,098
Unrealized loss on swap contracts (Note 1)	8,328,818	-
Advance payment on swap contracts	3,693,363	18,144
Accrued expenses and other liabilities	280,623	39,184
Total Liabilities	13,267,170	73,183

Net Assets	$377,558,197	$12,737,200

Net Assets Consist of:
Paid-in capital	$384,148,715	$12,490,399
Accumulated net investment loss	(1,620,224)	(75,757)
Accumulated undistributed net realized gain (loss) on investments and swap contracts	1,721,642	(33,304)
Net unrealized appreciation of investments	1,636,882	27,402
Net unrealized appreciation (depreciation) of swap contracts	(8,328,818)	328,460
NET ASSETS	$377,558,197	$12,737,200

Class A Shares
Net assets	$201,567,861	$5,120,344
Shares issued and outstanding (unlimited shares authorized, no par value)	22,135,605	603,472
Net asset value, redemption, and minimum offering price per share (a)(b)	$9.11	$8.48
Maximum offering price per share ($9.11/0.9425) ($8.48/0.9425) (c)	$9.67	$9.00

Class C Shares
Net assets	$76,928,982	$1,502,761
Shares issued and outstanding (unlimited shares authorized, no par value)	8,656,460	180,888
Net asset value, redemption, and offering price per share (a)(b)	$8.89	$8.31

Class I Shares
Net assets	$99,061,354	$6,114,095
Shares issued and outstanding (unlimited shares authorized, no par value)	10,789,334	716,650
Net asset value, redemption, and offering price per share (b)	$9.18	$8.53

(a)
A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.
The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Statements of Assets & Liabilities | 31

Statements of Assets & Liabilities
June 30, 2014 (Unaudited)

	LoCorr Long/Short Equity Fund		LoCorr Spectrum Income Fund

Assets
Investments, at value (Cost $52,721,875 and $61,706,840, respectively)	$56,255,050		$63,561,538
Cash	255,064		-
Receivable for Fund shares sold	290,970		3,148,566
Receivable for securities sold	1,670,789		-
Dividends, interest and other receivables	10,589		286,888
Deferred offering costs (Note 2)	-		44,679
Deposits with broker for securities sold short (Note 2)	3,679,414		-
Prepaid expenses and other assets	85,882		4,564
Total Assets	62,247,758		67,046,235

Liabilities
Securities sold short, at fair value (proceeds $3,910,701)	$4,098,343		$-
Payable for securities purchased	1,574,204		1,839,879
Payable for Fund shares redeemed	639,441		17,334
Other payables	-		24,809
Accrued management fees	108,700		52,347
Accrued Trustees’ fees	1,139		336
Accrued Rule 12b-1 fees	41,532		33,207
Accrued expenses and other liabilities	35,312		50,293
Total Liabilities	6,498,671		2,018,205

Net Assets	$55,749,087		$65,028,030

Net Assets Consist of:
Paid-in capital	$54,916,285		$63,209,809
Accumulated net investment loss	(612,330)		-
Accumulated distributions in excess of net investment income	-		(124,385)
Accumulated undistributed net realized gain (loss) on investments and securities sold short	(1,900,401)		87,908
Net unrealized appreciation of investments	3,533,175		1,854,698
Net unrealized depreciation of securities sold short	(187,642)		-
NET ASSETS	$55,749,087		$65,028,030

Class A Shares
Net assets	$25,028,249		$26,295,024
Shares issued and outstanding (unlimited shares authorized, no par value)	2,318,852		2,506,548
Net asset value, redemption, and minimum offering price per share (a)	$10.79	(b)	$10.49	(c)
Maximum offering price per share ($10.79/0.9425) ($10.49/0.9425) (d)	$11.45		$11.13

Class C Shares
Net assets	$15,162,499		$14,821,013
Shares issued and outstanding (unlimited shares authorized, no par value)	1,417,305		1,413,922
Net asset value, redemption, and offering price per share (a)	$10.70	(b)	$10.48	(c)

Class I Shares
Net assets	$15,558,339		$23,911,993
Shares issued and outstanding (unlimited shares authorized, no par value)	1,437,538		2,278,960
Net asset value, redemption, and offering price per share	$10.82	(b)	$10.49	(c)

(a)
A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.
The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(d)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

32 | LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Consolidated Statements of Operations

Consolidated Statements of Operations
Six Months Ended June 30, 2014 (Unaudited)

	LoCorr Managed Futures Strategy Fund	LoCorr Long/Short Commodities Strategy Fund

Investment Income
Interest income (a)	$2,369,127	$54,317
Total Investment Income	2,369,127	54,317

Expenses
Management fees (Note 5)	2,687,028	90,478
Fund administration fees	70,530	19,498
Fund accounting fees	87,879	38,132
Trustees’ fees	25,353	755
Transfer agent fees and expenses	340,627	22,971
Custodian fees	8,599	4,057
Registration expenses	36,030	20,430
Rule 12b-1 fees - Class A (Note 5)	236,761	5,159
Rule 12b-1 fees - Class C (Note 5)	361,257	7,250
Legal and audit fees	44,988	14,363
Printing and mailing expenses	66,732	1,866
Other expenses	23,567	487
Total expense before interest expense	3,989,351	225,446
Interest expense on line of credit (Note 8)	-	44
Total expenses before reimbursement	3,989,351	225,490
Reimbursement from Adviser (Note 5)	-	(95,416)
Net Expenses	3,989,351	130,074
Net Investment Loss	(1,620,224)	(75,757)

Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain (loss) on investments	471,431	(14,723)
Net realized gain on swap contracts	900,478	18,634
Net change in unrealized appreciation of investments	1,542,569	73,100
Net change in unrealized appreciation of swap contracts	32,598,553	1,181,874
Net realized and unrealized gain on investments and swap contracts	35,513,031	1,258,885
Net Increase in Net Assets From Operations	$33,892,807	$1,183,128

(a)	Net of foreign tax withheld of $0 and $21, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Equity and LoCorr Spectrum Income Fund - Statements of Operations | 33

Statements of Operations
Six Months Ended June 30, 2014 (Unaudited)

	LoCorr Long/Short Equity Fund	LoCorr Spectrum Income Fund

Investment Income
Dividend income (a)	$239,676	$734,049
Distributions received from master limited partnership (“MLP”) interests	-	273,707
Less: return of capital on distributions from MLP interests (Note 2)	-	(273,707)
Interest income	726	186,876
Total Investment Income	240,402	920,925

Expenses
Management fees (Note 5)	616,987	173,398
Fund administration fees	20,825	20,258
Fund accounting fees	21,215	20,846
Trustees’ fees	3,435	735
Transfer agent fees and expenses	45,764	32,297
Custodian fees	6,937	12,365
Registration expenses	17,468	10,547
Rule 12b-1 fees - Class A (Note 5)	28,491	12,907
Rule 12b-1 fees - Class C (Note 5)	60,747	27,558
Legal and audit fees	11,918	29,272
Printing and mailing expenses	3,985	2,067
Organizational costs (Note 2)	-	4,638
Offering costs (Note 2)	-	28,945
Other expenses	638	2,796
Total expense before dividend and interest expense	838,410	378,629
Dividend and interest expense on securities sold short (Note 2)	33,000	-
Interest expense on line of credit (Note 8)	183	-
Total expenses before reimbursement	871,593	378,629
Reimbursement from Adviser (Note 5)	(18,861)	(106,966)
Net Expenses	852,732	271,663
Net Investment Income (Loss)	(612,330)	649,262

Realized and Unrealized Gain (Loss) on Investments and Securities Sold Short
Net realized gain (loss) on investments	(1,485,707)	87,908
Net realized loss on securities sold short	(357,031)	-
Net change in unrealized appreciation of investments	47,567	1,854,698
Net change in unrealized depreciation of securities sold short	(141,616)	-
Net realized and unrealized gain (loss) on investments and securities sold short	(1,936,787)	1,942,606
Net Increase (Decrease) in Net Assets From Operations	$(2,549,117)	$2,591,868

(a)	Net of foreign tax withheld of $0 and $1,314, respectively.

The accompanying notes are an integral part of these financial statements.

34 | LoCorr Managed Futures Strategy Fund - Consolidated Statements of Changes in Net Assets

LoCorr Managed Futures Strategy Fund
Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment loss	$(1,620,224)	$(4,034,624)
Net realized gain on investments and swap contracts	1,371,909	16,119,969
Net change in unrealized appreciation (depreciation) of investments and swap contracts	34,141,122	(42,761,137)
Increase (Decrease) in Net Assets From Operations	33,892,807	(30,675,792)

Distributions to Shareholders From
Net realized gain on investments - Class A	-	(118,249)
Net realized gain on investments - Class C	-	(46,075)
Net realized gain on investments - Class I	-	(62,047)
Total Distributions to Shareholders	-	(226,371)

Capital Transactions (Note 6)
Proceeds from shares sold	68,365,743	226,031,105
Reinvestment of distributions	-	199,893
Cost of shares redeemed	(95,725,437)	(221,857,981)
Redemption fees	9,272	12,946
Increase (Decrease) in Net Assets From Capital Transactions	(27,350,422)	4,385,963

Total Increase (Decrease) in Net Assets	6,542,385	(26,516,200)

Net Assets
Beginning of period	371,015,812	397,532,012
End of period (including accumulated net investment loss of $1,620,224 and $0, respectively)	$377,558,197	$371,015,812

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Statements of Changes in Net Assets | 35

LoCorr Long/Short Commodities Strategy Fund
Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

Operations
Net investment loss	$(75,757)	$(165,132)
Net realized gain (loss) on investments and swap contracts	3,911	(62,996)
Net change in unrealized appreciation (depreciation) of investments and swap contracts	1,254,974	(788,015)
Increase (Decrease) in Net Assets From Operations	1,183,128	(1,016,143)

Capital Transactions (Note 6)
Proceeds from shares sold	7,147,629	6,725,757
Cost of shares redeemed	(6,401,865)	(6,091,987)
Redemption fees	319	96
Increase in Net Assets From Capital Transactions	746,083	633,866

Total Increase (Decrease) in Net Assets	1,929,211	(382,277)

Net Assets
Beginning of period	10,807,989	11,190,266
End of period (including accumulated net investment loss of $75,757 and $0, respectively)	$12,737,200	$10,807,989

The accompanying notes are an integral part of these consolidated financial statements.

36 | LoCorr Long/Short Equity Fund - Statements of Changes in Net Assets

LoCorr Long/Short Equity Fund
Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Period from May 10, 2013 (commencement of operations) through December 31, 2013

Operations
Net investment loss	$(612,330)	$(148,250)
Net realized gain (loss) on investments and securities sold short	(1,842,738)	90,587
Net change in unrealized appreciation (depreciation) of investments and securities sold short	(94,049)	3,439,582
Increase (Decrease) in Net Assets From Operations	(2,549,117)	3,381,919

Capital Transactions (Note 6)
Proceeds from shares sold	28,280,705	39,645,814
Cost of shares redeemed	(12,044,170)	(968,088)
Redemption fees	1,377	647
Increase in Net Assets From Capital Transactions	16,237,912	38,678,373

Total Increase in Net Assets	13,688,795	42,060,292

Net Assets
Beginning of period	42,060,292	-
End of period (including accumulated net investment loss of $612,330 and $0, respectively)	$55,749,087	$42,060,292

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Statement of Changes in Net Assets | 37

LoCorr Spectrum Income Fund
Statement of Changes in Net Assets

Six Months Ended June 30, 2014 (Unaudited)

Operations
Net investment income	$649,262
Net realized gain on investments	87,908
Net change in unrealized appreciation	1,854,698
Increase in Net Assets From Operations	2,591,868

Distributions to Shareholders From
Net investment income - Class A	(316,523)
Net investment income - Class C	(148,301)
Net investment income - Class I	(308,823)
Total Distributions to Shareholders	(773,647)

Capital Transactions (Note 6)
Proceeds from shares sold	63,794,648
Reinvestment of distributions	478,337
Cost of shares redeemed	(1,071,204)
Redemption fees	8,028
Increase in Net Assets From Capital Transactions	63,209,809

Total Increase in Net Assets	65,028,030

Net Assets
Beginning of period	-
End of period (including accumulated distributions in excess of net investment income of $124,385)	$65,028,030

The accompanying notes are an integral part of these financial statements.

38 | LoCorr Managed Futures Strategy Fund - Consolidated Financial Highlights - Class A

LoCorr Managed Futures Strategy Fund - Class A
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period) do not include non-controlling interest

	Six Months Ended June 30, 20141 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 20122		Period from March 22, 2011 (commencement of operations) through December 31, 20111, 2

Per Share
Net asset value, beginning of period	$8.28		$8.77		$9.33		$10.00

Income (loss) from investment operations:
Net investment income (loss)3	(0.03)		(0.07)		(0.24)		(0.22)
Net realized and unrealized gain (loss)	0.86		(0.41)		(0.32)		(0.45)
Total from Investment Operations	0.83		(0.48)		(0.56)		(0.67)

Distributions to shareholders from:
Net investment income	-		-		-		-
Net realized gains on investments	-		(0.01)		(0.00)	4	-
Total Distributions	-		(0.01)		(0.00)		-

Redemption Fees4	-		-		-		-

Net Asset Value, End of Period	$9.11		$8.28		$8.77		$9.33

Total Investment Return5	10.02%		(5.53)%		(5.98)%		(6.70)%

Net Assets, End of Period, in Thousands	$201,568		$195,046		$182,457		$71,532

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.14	%6	2.08	%6	3.95	%6	4.15%
After expense reimbursement or recovery	2.14	%6	2.08	%6	4.00	%6	3.93%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.82)	%6	(0.87)	%6	(2.60)	%6	(3.18)%
After expense reimbursement or recovery	(0.82)	%6	(0.87)	%6	(2.65)	%6	(2.96)%

Portfolio turnover rate7	18%		46%		46%		18%

1 All ratios have been annualized except total investment return and portfolio turnover.
2 Selected data and ratios (for a share outstanding throughout the period) do not include non-controlling interest.
3 Net investment income (loss) per share is based on average shares outstanding.
4 Amount represents less than $0.005 per share.
5 Total investment return excludes the effect of applicable sales charges.
6 Ratios do not include the income and expenses of the CTAs included in the swap.
7 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Financial Highlights - Class C | 39

LoCorr Managed Futures Strategy Fund - Class C
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period) do not include non-controlling interest

	Six Months Ended June 30, 20141 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 20122		Period from March 24, 2011 (commencement of operations) through December 31, 20111, 2

Per Share
Net asset value, beginning of period	$8.12		$8.65		$9.28		$10.00

Income (loss) from investment operations:
Net investment income (loss)3	(0.06)		(0.14)		(0.30)		(0.27)
Net realized and unrealized gain (loss)	0.83		(0.38)		(0.33)		(0.45)
Total from Investment Operations	0.77		(0.52)		(0.63)		(0.72)

Distributions to shareholders from:
Net investment income	-		-		-		-
Net realized gains on investments	-		(0.01)		(0.00)	4	-
Total Distributions	-		(0.01)		(0.00)		-

Redemption Fees4	-		-		-		-

Net Asset Value, End of Period	$8.89		$8.12		$8.65		$9.28

Total Investment Return5	9.48%		(6.07)%		(6.77)%		(7.20)%

Net Assets, End of Period, in Thousands	$76,929		$73,691		$76,979		$38,055

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.89	%6	2.83	%6	4.70	%6	4.89%
After expense reimbursement or recovery	2.89	%6	2.83	%6	4.75	%6	4.68%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(1.57)	%6	(1.62)	%6	(3.35)	%6	(3.92)%
After expense reimbursement or recovery	(1.57)	%6	(1.62)	%6	(3.40)	%6	(3.71)%

Portfolio turnover rate7	18%		46%		46%		18%

1 All ratios have been annualized except total investment return and portfolio turnover.
2 Selected data and ratios (for a share outstanding throughout the period) do not include non-controlling interest.
3 Net investment income (loss) per share is based on average shares outstanding.
4 Amount represents less than $0.005 per share.
5 Total investment return excludes the effect of applicable sales charges.
6 Ratios do not include the income and expenses of the CTAs included in the swap.
7 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

40 | LoCorr Managed Futures Strategy Fund - Consolidated Financial Highlights - Class I

LoCorr Managed Futures Strategy Fund - Class I
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period) do not include non-controlling interest

	Six Months Ended June 30, 20141 (Unaudited)		Year Ended December 31, 2013		Year Ended December 31, 20122		Period from March 24, 2011 (commencement of operations) through December 31, 20111, 2

Per Share
Net asset value, beginning of period	$8.34		$8.81		$9.35		$10.00

Income (loss) from investment operations:
Net investment income (loss)3	(0.02)		(0.05)		(0.22)		(0.20)
Net realized and unrealized gain (loss)	0.86		(0.41)		(0.32)		(0.45)
Total from Investment Operations	0.84		(0.46)		(0.54)		(0.65)

Distributions to shareholders from:
Net investment income	-		-		-		-
Net realized gains on investments	-		(0.01)		(0.00)	4	-
Total Distributions	-		(0.01)		(0.00)		-

Redemption Fees4	-		-		-		-

Net Asset Value, End of Period	$9.18		$8.34		$8.81		$9.35

Total Investment Return	10.07%		(5.28)%		(5.75)%		(6.50)%

Net Assets, End of Period, in Thousands	$99,061		$102,279		$138,096		$91,161

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.89	%5	1.83	%5	3.70	%5	3.89%
After expense reimbursement or recovery	1.89	%5	1.83	%5	3.75	%5	3.68%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.57)	%5	(0.62)	%5	(2.35)	%5	(2.92)%
After expense reimbursement or recovery	(0.57)	%5	(0.62)	%5	(2.40)	%5	(2.71)%

Portfolio turnover rate6	18%		46%		46%		18%

1 All ratios have been annualized except total investment return and portfolio turnover.
2 Selected data and ratios (for a share outstanding throughout the period) do not include non-controlling interest.
3 Net investment income (loss) per share is based on average shares outstanding.
4 Amount represents less than $0.005 per share.
5 Ratios do not include the income and expenses of the CTAs included in the swap.
6 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class A | 41

LoCorr Long/Short Commodities Strategy Fund - Class A
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 20141 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share
Net asset value, beginning of period	$7.67		$8.37	$10.00

Income (loss) from investment operations:
Net investment income (loss)2	(0.05)		(0.12)	(0.17)
Net realized and unrealized gain (loss)	0.86		(0.58)	(1.46)
Total from Investment Operations	0.81		(0.70)	(1.63)

Redemption Fees3	-		-	-

Net Asset Value, End of Period	$8.48		$7.67	$8.37

Total Investment Return4	10.56%		(8.36)%	(16.30)%

Net Assets, End of Period, in Thousands	$5,120		$3,653	$3,213

Ratios/Supplemental Data:5
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.78	%6	4.18%	6.12%
After expense reimbursement or recovery	2.20	%6	2.20%	2.20%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(2.88)%		(3.46)%	(5.82)%
After expense reimbursement or recovery	(1.30)%		(1.48)%	(1.90)%

Portfolio turnover rate7	33%		59%	60%

1 All ratios have been annualized except total investment return and portfolio turnover.
2 Net investment income (loss) per share is based on average shares outstanding.
3 Amount represents less than $0.005 per share.
4 Total return excludes the effect of applicable sales charges.
5 Ratios do not include the income and expenses of the CTAs included in the swap.
6 Includes 0.00% of interest expense on line of credit.
7 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

42 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class C

LoCorr Long/Short Commodities Strategy Fund - Class C
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

Six Months Ended June 30, 20141 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share
Net asset value, beginning of period	$7.54	$8.29	$10.00

Income (loss) from investment operations:
Net investment income (loss)2	(0.08)	(0.17)	(0.24)
Net realized and unrealized gain (loss)	0.85	(0.58)	(1.47)
Total from Investment Operations	0.77	(0.75)	(1.71)

Redemption Fees	-	-	-	3

Net Asset Value, End of Period	$8.31	$7.54	$8.29

Total Investment Return4	10.21%	(9.05)%	(17.10)%

Net Assets, End of Period, in Thousands	$1,503	$1,653	$1,605

Ratios/Supplemental Data:5
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	4.53	%6	4.93%	6.87%
After expense reimbursement or recovery	2.95	%6	2.95%	2.95%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(3.63)%	(4.21)%	(6.57)%
After expense reimbursement or recovery	(2.05)%	(2.23)%	(2.65)%

Portfolio turnover rate7	33%	59%	60%

1 All ratios have been annualized except total investment return and portfolio turnover.
2 Net investment income (loss) per share is based on average shares outstanding.
3 Amount represents less than $0.005 per share.
4 Total return excludes the effect of applicable sales charges.
5 Ratios do not include the income and expenses of the CTAs included in the swap.
6 Includes 0.00% of interest expense on line of credit.
7 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class I | 43

LoCorr Long/Short Commodities Strategy Fund - Class I
Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 20141 (Unaudited)		Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share
Net asset value, beginning of period	$7.70		$8.38	$10.00

Income (loss) from investment operations:
Net investment income (loss)2	(0.04)		(0.10)	(0.15)
Net realized and unrealized gain (loss)	0.87		(0.58)	(1.47)
Total from Investment Operations	0.83		(0.68)	(1.62)

Redemption Fees3	-		-	-

Net Asset Value, End of Period	$8.53		$7.70	$8.38

Total Investment Return	10.78%		(8.11)%	(16.20)%

Net Assets, End of Period, in Thousands	$6,114		$5,502	$6,373

Ratios/Supplemental Data:4
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.53	%5	3.93%	5.87%
After expense reimbursement or recovery	1.95	%5	1.95%	1.95%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(2.63)%		(3.21)%	(5.57)%
After expense reimbursement or recovery	(1.05)%		(1.23)%	(1.65)%

Portfolio turnover rate6	33%		59%	60%

1 All ratios have been annualized except total investment return and portfolio turnover.
2 Net investment income (loss) per share is based on average shares outstanding.
3 Amount represents less than $0.005 per share.
4 Ratios do not include the income and expenses of the CTAs included in the swap.
5 Includes 0.00% of interest expense on line of credit.
6 Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these consolidated financial statements.

44 | LoCorr Long/Short Equity Fund - Financial Highlights - Class A

LoCorr Long/Short Equity Fund - Class A
Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 20141 (Unaudited)	Period from May 10, 2013 (commencement of operations) through December 31, 20131

Per Share
Net asset value, beginning of period	$11.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)2	(0.12)	(0.13)
Net realized and unrealized gain (loss)	(0.57)	1.61
Total from Investment Operations	(0.69)	1.48

Redemption Fees3	-	-

Net Asset Value, End of Period	$10.79	$11.48

Total Investment Return4	(6.01)%	14.80%

Net Assets, End of Period, in Thousands	$25,028	$21,256

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.35%	5.05%
After expense reimbursement or recovery	3.28%	3.26%

Ratio of expenses to average net assets (excluding dividend and interest expense on securities sold short and interest expense on line of credit):
Before expense reimbursement or recovery	3.22%	4.94%
After expense reimbursement or recovery	3.15%	3.15%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(2.40)%	(3.64)%
After expense reimbursement or recovery	(2.33)%	(1.85)%

Portfolio turnover rate5	106%	66%

1	All ratios have been annualized except total investment return and portfolio turnover.
2	Net investment income (loss) per share is based on average shares outstanding.
3	Amount represents less than $0.005 per share.
4	Total return excludes the effect of applicable sales charges.
5
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

The accompanying notes are an integral part of these financial statements.

LoCorr Long/Short Equity Fund - Financial Highlights - Class C | 45

LoCorr Long/Short Equity Fund - Class C
Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

Six Months Ended June 30, 20141 (Unaudited)	Period from May 10, 2013 (commencement of operations) through December 31, 20131

Per Share
Net asset value, beginning of period	$11.42	$10.00

Income (loss) from investment operations:
Net investment income (loss)2	(0.16)	(0.18)
Net realized and unrealized gain (loss)	(0.56)	1.60
Total from Investment Operations	(0.72)	1.42

Redemption Fees	-	3	-

Net Asset Value, End of Period	$10.70	$11.42

Total Investment Return4	(6.30)%	14.20%

Net Assets, End of Period, in Thousands	$15,163	$8,443

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	4.10%	5.80%
After expense reimbursement or recovery	4.03%	4.01%

Ratio of expenses to average net assets (excluding dividend and interest expense on securities sold short and interest expense on line of credit):
Before expense reimbursement or recovery	3.97%	5.69%
After expense reimbursement or recovery	3.90%	3.90%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(3.15)%	(4.39)%
After expense reimbursement or recovery	(3.08)%	(2.60)%

Portfolio turnover rate5	106%	66%

1	All ratios have been annualized except total investment return and portfolio turnover.
2	Net investment income (loss) per share is based on average shares outstanding.
3	Amount represents less than $0.005 per share.
4	Total return excludes the effect of applicable sales charges.
5
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

The accompanying notes are an integral part of these financial statements.

46 | LoCorr Long/Short Equity Fund - Financial Highlights - Class I

LoCorr Long/Short Equity Fund - Class I
Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 20141 (Unaudited)	Period from May 10, 2013 (commencement of operations) through December 31, 20131

Per Share
Net asset value, beginning of period	$11.50	$10.00

Income (loss) from investment operations:
Net investment income (loss)2	(0.11)	(0.11)
Net realized and unrealized gain (loss)	(0.57)	1.61
Total from Investment Operations	(0.68)	1.50

Redemption Fees3	-	-

Net Asset Value, End of Period	$10.82	$11.50

Total Investment Return	(5.91)%	15.00%

Net Assets, End of Period, in Thousands	$15,558	$12,361

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.10%	4.80%
After expense reimbursement or recovery	3.03%	3.01%

Ratio of expenses to average net assets (excluding dividend and interest expense on securities sold short and interest expense on line of credit):
Before expense reimbursement or recovery	2.97%	4.69%
After expense reimbursement or recovery	2.90%	2.90%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(2.15)%	(3.39)%
After expense reimbursement or recovery	(2.08)%	(1.60)%

Portfolio turnover rate4	106%	66%

1	All ratios have been annualized except total investment return and portfolio turnover.
2	Net investment income (loss) per share is based on average shares outstanding.
3	Amount represents less than $0.005 per share.
4
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Financial Highlights - Class A | 47

LoCorr Spectrum Income Fund - Class A
Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

Six Months Ended June 30, 20141 (Unaudited)

Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)2	0.20
Net realized and unrealized gain (loss)	0.53
Total from Investment Operations	0.73

Distributions to shareholders from:
Net investment income	(0.24)
Total Distributions	(0.24)

Redemption Fees3	-

Net Asset Value, End of Period	$10.49

Total Investment Return4	7.39%

Net Assets, End of Period, in Thousands	$26,295

Ratios/Supplemental Data5:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.88%
After expense reimbursement or recovery	2.05%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	4.29%
After expense reimbursement or recovery	5.12%

Portfolio turnover rate6	10%

1	All ratios have been annualized except total investment return and portfolio turnover.
2	Net investment income (loss) per share is based on average shares outstanding.
3	Amount represents less than $0.005 per share.
4	Total return excludes the effect of applicable sales charges.
5	Ratios do not include the expenses of the investment companies in which the Fund invests.
6	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

48 | LoCorr Spectrum Income Fund - Financial Highlights - Class C

LoCorr Spectrum Income Fund - Class C
Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

Six Months Ended June 30, 20141 (Unaudited)

Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)2	0.17
Net realized and unrealized gain (loss)	0.52
Total from Investment Operations	0.69

Distributions to shareholders from:
Net investment income	(0.21)
Total Distributions	(0.21)

Redemption Fees3	-

Net Asset Value, End of Period	$10.48

Total Investment Return4	6.97%

Net Assets, End of Period, in Thousands	$14,821

Ratios/Supplemental Data5:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.63%
After expense reimbursement or recovery	2.80%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	3.54%
After expense reimbursement or recovery	4.37%

Portfolio turnover rate6	10%

1	All ratios have been annualized except total investment return and portfolio turnover.
2	Net investment income (loss) per share is based on average shares outstanding.
3	Amount represents less than $0.005 per share.
4	Total return excludes the effect of applicable sales charges.
5	Ratios do not include the expenses of the investment companies in which the Fund invests.
6	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Financial Highlights - Class I | 49

LoCorr Spectrum Income Fund - Class I
Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

Six Months Ended June 30, 20141 (Unaudited)

Per Share
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)2	0.21
Net realized and unrealized gain (loss)	0.53
Total from Investment Operations	0.74

Distributions to shareholders from:
Net investment income	(0.25)
Total Distributions	(0.25)

Redemption Fees3	-

Net Asset Value, End of Period	$10.49

Total Investment Return	7.50%

Net Assets, End of Period, in Thousands	$23,912

Ratios/Supplemental Data4:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.63%
After expense reimbursement or recovery	1.80%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	4.54%
After expense reimbursement or recovery	5.37%

Portfolio turnover rate5	10%

1	All ratios have been annualized except total investment return and portfolio turnover.
2	Net investment income (loss) per share is based on average shares outstanding.
3	Amount represents less than $0.005 per share.
4	Ratios do not include the expenses of the investment companies in which the Fund invests.
5	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

50 |	LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited)
LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited)

LoCorr Investment Trust
Notes

June 30, 2014 (Unaudited)

1. Organization
LoCorr Investment Trust (the “Trust”), an Ohio business trust, was formed on November 15, 2010 and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Long/Short Equity Fund and the LoCorr Spectrum Income Fund (individually a “Fund” and collectively the “Funds”) are series within the Trust. The LoCorr Long/Short Commodities Strategy Fund, the LoCorr Long/Short Equity Fund and the LoCorr Spectrum Income Fund are each non-diversified funds, and the LoCorr Managed Futures Strategy Fund is a diversified fund. The LoCorr Managed Futures Strategy Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective. The LoCorr Long/Short Commodities Strategy Fund’s primary objective is capital appreciation in rising and falling commodities markets with managing volatility as a secondary objective. The LoCorr Long/Short Equity Fund’s primary investment objective is long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective. The LoCorr Spectrum Income Fund’s primary objective is current income with capital appreciation as a secondary objective.

In order to achieve their investment objectives, the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund each invest up to 25% of their total assets (measured at the time of purchase) in wholly-owned subsidiaries, LCMFS Fund Limited (“LCMFS”) and LCLSCS Fund Limited (“LCLSCS”), respectively; both companies incorporated under the laws of the Cayman Islands. LCMFS and LCLSCS act as investment vehicles in order to enter into certain investments for the LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodity Strategy Fund, respectively, consistent with their investment objectives and policies specified in the Prospectus and Statement of Additional Information. The consolidated financial statements of the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund each include the investment activity and financial statements of LCMFS and LCLSCS, respectively. The only investment held by LCMFS and LCLSCS as of June 30, 2014 are swap contracts, for which the notional value was $385,769,768 and $12,650,000, respectively. At June 30, 2014, the LCMFS reported an unrealized loss on swap contracts of $8,328,818 and LCLSCS reported an unrealized gain on swap contracts of $328,460. In addition, LCMFS and LCLSCS may hold cash and cash equivalents as collateral on the swap contracts. See Note 2.

During the year ended December 31, 2012, LCMFS had a controlling ownership interest in Millburn Diversified Plus L.P. (the “Partnership”), a limited partnership organized on February 14, 2011 under the Delaware Revised Uniform Limited Partnership Act, which commenced operations on March 24, 2011. The Partnership engaged in speculative trading of futures and forward currency contracts. Similarly, LCLSCS had an investment in a partnership during the year ended December 31, 2012, however, based on the ownership percentage held during the year ended December 31, 2012, LCLSCS was not considered to have a controlling interest in that entity. The General Partner of the Partnership was Millburn Ridgefield Corporation (the “General Partner”). LCMFS and LCLSCS had fully redeemed out of their positions held in the partnerships as of December 20, 2012, and as a result, LCMFS no longer consolidated the Partnership, and its assets, liabilities, and related non-controlling interest are no longer included in the LoCorr Managed Futures Strategy Fund’s financial statements. As of December 20, 2012, there was no gain or loss on the redemption and deconsolidation because the investment in the Partnership was carried at fair value on a daily basis by LCMFS.

Because LCMFS had a controlling interest (greater than 50% but less than 100%) in the Partnership for the period January 1, 2012 through December 20, 2012, the financial activity of the Partnership for that period ended December 20, 2012, has also been consolidated with the financial statements of LCMFS. All intercompany balances, revenues, and expenses have been eliminated in consolidation. LoCorr Managed Futures Strategy Fund, LCMFS and the Partnership are collectively referred to as the LoCorr Managed Futures Strategy Fund throughout these consolidated financial statements.

Non-controlling interest is the portion of equity ownership in the Partnership not attributable to the LoCorr Managed Futures Strategy Fund. Non-controlling interest represents additional, non-related partners in the Partnership and was equal to 2.20% of the Partnership’s net assets prior to LCMFS having fully redeemed its holding of the Partnership.

The Funds currently offer three classes of shares, Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) Class A shares have a maximum front end sales load of 5.75% and maximum deferred sales charge of 1.00% and Class C shares have a maximum deferred sales charge of 1.00%, (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; (iii) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable and (iv) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements. With respect to the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Long/Short Equity Fund, all classes are subject to a 1.00% redemption fee on redemptions made within 30 days of the original purchase. All classes with respect to the LoCorr Spectrum Income Fund are subject to a 2.00% redemption fee on redemptions made within 60 days of the original purchase. The LoCorr Managed Futures Strategy Fund Class A shares commenced operations on March 22, 2011 and Class C and Class I shares commenced operations on March 24, 2011. All three classes of the LoCorr Long/Short Commodities Strategy Fund commenced operations on January 1, 2012. All three classes of the LoCorr Long/Short Equity Fund commenced operations on May 10, 2013. All three classes of the LoCorr Spectrum Income Fund commenced operations on January 1, 2014.

The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges, except as to class-specific rights and privileges described above.

LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)	| 51
LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

2. Significant Accounting Policies

Investment Valuation

The Funds follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by LoCorr Fund Management, LLC (the “Adviser”) in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s net asset value (“NAV”) will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the NAV for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value.

Fixed income securities and certificates of deposit with maturities more than 60 days when acquired are valued using an evaluated price supplied by an independent pricing service. Inputs used by the pricing service for U.S. government and treasury securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker dealer quotes, yields, bids, offers, and reference data. Agency issued debt securities, foreign issued bonds and municipal bonds are generally valued in a manner similar to U.S. government securities. Evaluations for corporate bonds are typically based on valuation methodologies such as market pricing and other analytical pricing models as well as market transactions and dealer quotations based on observable inputs. Fixed income securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

The fair value of asset backed securities and mortgage backed securities is estimated on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuance may also be considered in the development of fair value. Asset backed and mortgage backed securities are generally categorized in Level 2 of the fair value hierarchy. Short-term investments in fixed income securities and certificates of deposit with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using an amortized cost method of valuation, and are categorized Level 2.

Equity securities, including master limited partnership (“MLP”) interests, real estate investment trusts (“REITs”), business development companies, and royalty trusts, generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. MLP interests are limited partnerships, the interests in which (known as “units”) typically trade publicly, like stock. Master limited partnerships are also called publicly traded partnerships and public limited partnerships. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy.

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies, including money market funds, registered under the 1940 Act, the Funds’ net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Funds generally will purchase shares of closed-end investment companies only in the secondary market. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end investment companies, as well as to the fact that the shares of closed-end investment companies are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end investment company shares also may contribute to such shares trading at a discount to their net asset value. Closed-end investment companies are generally categorized in Level 1 or Level 2 of the fair value hierarchy.

52 |	LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

The fair value of the LoCorr Spectrum Income Fund’s investment in Terra Secured Income Fund 5, LLC (“Terra”) is based on management’s analysis of certain existing data to determine the significance and character of inputs used to determine value. These inputs include, but are not limited to, financial statements (audited and unaudited) of Terra and the value used by other investors in Terra. Management also engaged a third party appraisal firm to review the valuation process used by Terra and the Fund’s management in determining the value of the investment. Changes to the fair value of this investment would result from changes to the underlying financial performance of Terra or other market factors. Terra is a private placement, limited liability company formed to originate, fund and structure real estate-related loans, including mezzanine loans, first and second mortgage loans, subordinated mortgage loans, bridge loans, preferred equity investments and other loans related to high quality commercial real estate in the United States. Units invested with Terra are not registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) or the securities agency of any state. The units were offered in reliance upon an exemption from the registration provisions of the Securities Act and state securities laws applicable only to offers and sales to investors meeting the suitability requirements set forth herein. Due to lack of market activity and observable inputs, the LoCorr Spectrum Income Fund’s investment in Terra is categorized in Level 3 of the fair value hierarchy.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price, and are categorized as Level 1. Forward currency contracts are carried at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments. Forward currency contracts are generally categorized as Level 2.

Total return swap contracts are stated at fair value daily based on the fair value of the underlying futures and forward currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in Level 2.

The following table summarizes the LoCorr Managed Futures Strategy Fund’s consolidated investments and swap contracts as of June 30, 2014:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$-	$43,332,481	$-	$43,332,481
Corporate Bonds	-	135,756,880	-	135,756,880
Mortgage Backed Securities	-	73,011,069	-	73,011,069
Municipal Bonds	-	7,625,078	-	7,625,078
Foreign Government Bond	-	924,030	-	924,030
U.S. Government Agency Issues	-	12,599,514	-	12,599,514
U.S. Government Note	-	3,466,092	-	3,466,092
Money Market Fund	9,761,451	-	-	9,761,451
Total Investments	$9,761,451	$276,715,144	$-	$286,476,595

Swap Contracts*
Long Total Return Swap Contracts	$-	$(8,328,818)	$-	$(8,328,818)
Total Swap Contracts	$-	$(8,328,818)	$-	$(8,328,818)

See the consolidated schedule of investments for the investments detailed by industry classification.
*Swap contracts are derivative instruments not reflected in the consolidated schedule of investments, which are presented at the unrealized depreciation on the instrument.

The LoCorr Managed Futures Strategy Fund did not hold any Level 3 assets during the period.

The following table summarizes the LoCorr Long/Short Commodities Strategy Fund’s consolidated investments and swap contracts as of June 30, 2014:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$-	$1,403,216	$-	$1,403,216
Corporate Bonds	-	3,472,729	-	3,472,729
Mortgage Backed Securities	-	2,656,499	-	2,656,499
Municipal Bonds	-	540,806	-	540,806
Foreign Government Bond	-	21,136	-	21,136
U.S. Government Agency Issues	-	111,029	-	111,029
Certificates of Deposit	-	119,762	-	119,762
Money Market Fund	1,363,704	-	-	1,363,704
Total Investments	$1,363,704	$8,325,177	$-	$9,688,881

Swap Contracts*
Long Total Return Swap Contracts	$-	$328,460	$-	$328,460
Total Swap Contracts	$-	$328,460	$-	$328,460

See the consolidated schedule of investments for the investments detailed by industry classification.
*Swap contracts are derivative instruments not reflected in the consolidated schedule of investments, which are presented at the unrealized appreciation on the instrument.

LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)
| 53

The LoCorr Long/Short Commodities Strategy Fund did not hold any Level 3 assets during the period.

The following table summarizes the LoCorr Long/Short Equity Fund’s investments and securities sold short as of June 30, 2014:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$53,651,231	$-	$-	$53,651,231
Exchange Traded Fund	418,800	-	-	418,800
Money Market Fund	2,185,019	-	-	2,185,019
Total Investments	$56,255,050	$-	$-	$56,255,050

Securities Sold Short
Common Stocks	$(4,098,343)	$-	$-	$(4,098,343)
Total Securities Sold Short	$(4,098,343)	$-	$-	$(4,098,343)

See the schedule of investments and schedule of securities sold short for detail by industry classification.

The LoCorr Long/Short Equity Fund did not hold any Level 3 assets during the period.

The following table summarizes the LoCorr Spectrum Income Fund’s investments as of June 30, 2014:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Business Development Companies	$4,874,833	$-	$-	$4,874,833
Common Stocks	8,595,060	-	-	8,595,060
Closed-End Investment Companies	7,723,139	-	-	7,723,139
Master Limited Partnerships	17,134,411	-	-	17,134,411
Real Estate Investment Trusts	13,788,164	-	-	13,788,164
Royalty Trust	2,363,281	-	-	2,363,281
Private Placement	-	-	5,651,139	5,651,139
Money Market Fund	3,431,511	-	-	3,431,511
Total Investments	$57,910,399	$-	$5,651,139	$63,561,538

See the schedule of investments for detail by industry classification.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using significant unobservable inputs (Level 3) during the period ended June 30, 2014:

Investments
in Securities,
Level 3 Reconciliation Disclosure	at fair value

Balance, December 31, 2013*	$-
Purchases	5,616,000
(Sales)	-
Discount accretion	35,139
Realized gain (loss)	-
Change in net unrealized gain (loss)	-
Transfer into Level 3	-
Transfer out of Level 3	-
Balance, June 30, 2014	$5,651,139
Net unrealized gains relating to Level 3 investments still held at June 30, 2014	$-

* The Fund commenced operations on January 1, 2014.

Quantitative Information about Level 3 Fair Value Measurements held in the LoCorr Spectrum Income Fund:

Fair Value at
Type of Security	Valuation Technique	Unobservable Input	Range	June 30, 2014
Private Placement	See note below	Subscription Price $50,000	Unchanged	$ 5,651,139
Net Asset Value $50,000

Note: Management’s fair valuation is based on the issuer’s financial statements and other data, as well as other trades in this security as noted above.

For each of the Funds, there were no transfers between levels during the period. Transfers between levels are recognized at the end of the reporting period.

54 |
LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

Deferred Offering Costs
Offering Costs are accounted for as a deferred charge until operations begin and thereafter amortized to expense over twelve months on a straight-line basis. For the LoCorr Spectrum Income Fund, these costs consisted of legal fees pertaining to preparing the Fund’s initial registration statement, printing costs, and SEC and state registration fees. For the six months ended June 30, 2014, the LoCorr Spectrum Income Fund amortized $28,945 in deferred offering costs. At June 30, 2014, the remaining cumulative balance of unamortized offering costs for the LoCorr Spectrum Income Fund amounted to $44,679.

Organizational Costs
Organizational costs in connection with the organization of the Funds are expensed as incurred. For the six months ended June 30, 2014, the LoCorr Spectrum Income Fund expensed $4,638 in organizational costs associated with the legal fees related to the Fund’s formation and incorporation of business.

Federal Income Taxes
The Funds intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code. The Funds intend to distribute substantially all of their investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2014, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by applicable tax authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax position as interest or, other expense in the statements of operations. During the period ended June 30, 2014, the Funds did not incur any interest or penalties. Generally, tax authorities can examine all the tax returns filed for the last three years.

For tax purposes, LCMFS and LCLSCS are exempted Cayman investment companies. LCMFS and LCLSCS have received an undertaking from the Government of the Cayman Islands exempting them from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LCMFS and LCLSCS are controlled foreign corporations (“CFCs”) and as such are not subject to U.S. income tax. However, as a wholly-owned CFC, LCMFS’s and LCLSCS’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the respective Funds’ investment company taxable income.

Use of Estimates
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications
In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Security Transactions and Investment Income
Security transactions are recorded on trade date. Generally, realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities.

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities may include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid. Under guidelines adopted by the Trust’s Board, the Adviser of the Fund may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. At June 30, 2014, the Adviser deemed all of the restricted securities held in each of the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund to be liquid. The LoCorr Spectrum Income Fund’s investment in Terra was deemed by the Adviser to be illiquid at June 30, 2014 and represented 8.69% of the Fund’s net assets. There were no illiquid or restricted securities held in the LoCorr Long/Short Equity Fund at June 30, 2014.

Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date.

Distributions received from the LoCorr Spectrum Income Fund’s investment in MLP interests, REITs and royalty trusts generally are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, the Fund uses estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP, REIT or royalty trust and other industry sources. These estimates may subsequently be revised based on information received from the MLP, REIT or royalty trust after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. The distributions received from the MLP, REIT and royalty trust securities that have been classified as income and capital gains are included in dividend income and net realized gain (loss) on investments, respectively, on the statement of operations. The distributions received that are classified as return of capital reduce the cost of investments on the statement of assets and liabilities. For the six months ended June 30, 2014, the LoCorr Spectrum Income Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Interest income and expense are recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. The purchase discount on LoCorr Spectrum Income Fund’s investment in Terra is accreted on a straight-line basis over a period of five years.

LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

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Allocation of Income and Expenses
Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses associated with a specific Fund in the Trust are charged to that Fund. Common expenses are typically allocated based upon the relative net assets of each Fund, or by other equitable means.

Distributions to Shareholders
Shareholder transactions are recorded on trade date. Dividends from net investment income are declared and paid at least annually by the Funds. Distribution of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the periods from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to the difference in the recognition of income, expense and gain items for financial statement and tax purposes.

Beginning in February 2014, dividends for the LoCorr Spectrum Income Fund are declared and distributed monthly. The estimated characterization of the distributions paid will be either a qualified dividend or return of capital. This estimate is based on the LoCorr Spectrum Income Fund’s operating results during the period. It is anticipated that a significant portion of the distributions of the LoCorr Spectrum Income Fund’s investments in MLP and certain investments in REIT and royalty trusts will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year.

The tax character of distributions paid during the periods was as follows:

	Six Months Ended June 30, 2014
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
LoCorr Spectrum Income Fund	$773,647	$-	$-

	Year Ended December 31, 2013
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
LoCorr Managed Futures Strategy Fund	$-	$226,371	$-

For the periods presented in the tables above, there were no distributions for the LoCorr Long/Short Commodities Strategy Fund or the LoCorr Long/Short Equity Fund.

Distributable Earnings and Investment Transactions
Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent; reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Foreign Securities and Currency
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Futures Contracts
Gains or losses are realized when contracts are liquidated. Any change in net unrealized gain or loss is reported in the statement of operations. Brokerage commissions on open futures contracts are charged to expense when paid.

Forward Currency Contracts
Gains or losses are realized when foreign currency contracts are liquidated. Any change in net unrealized gain or loss is reported in the statement of operations.

56 |

LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

Total Return Swap Contracts
The Funds may enter into total return swap agreements. A total return swap entered into by the Funds is a derivative contract that transfers the market risk of underlying portfolios of futures and forward currency contracts (considered the “index” within each total return swap contract) between counterparties. The “notional amount” of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange. The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the consolidated statement of operations based on the value of the index on which the total return swap is referenced, as defined within the total return swap agreement between the counterparties. The composition of the index may vary based on how the underlying portfolio of futures and forward currency contracts is traded. A Fund’s obligation under a total return swap agreement, including any related fees, offset against amounts owed to the Fund in the case of positive performance, will be covered by designating liquid assets on the Fund’s books and records (see the consolidated statement of assets and liabilities for cash collateral). Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the consolidated statements of operations. In addition, changes in notional value and any cash holding adjustments, which represent voluntary realizations by a Fund of swap value at any point in time, are also presented as net realized gain or loss on swap contracts on the consolidated statements of operations. A corresponding asset or liability for “advance payment on swap contracts” is recorded on the consolidated statements of assets and liabilities for the gain or loss realized on changes in notional value. Total return swaps outstanding at period end, if any, are listed after the Funds’ consolidated schedules of investments.

Short Sales
The LoCorr Long/Short Equity Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Gains or losses from closed positions of securities sold short are presented as net realized gain or loss on securities sold short on the statement of operations.

In addition, the Fund is required to pay the lender any dividends declared on short positions. Dividends declared on open short positions are recorded on ex-date and shown as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay fees, which is shown as an expense for financial reporting purposes.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current fair value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. Short sales are collateralized by cash deposits with the counterparty broker and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the fair value of the short positions. At June 30, 2014, the LoCorr Long/Short Equity Fund had cash on deposit with the broker-dealer in the amount of $3,679,414 and pledged securities with a fair value of $5,021,114.

Deposits with Broker
LCMFS and LCLSCS have a substantial portion of their assets on deposit with Deutsche Bank in connection with their trading of swap contracts. Assets deposited with Deutsche Bank in connection with the trading of swap contracts for LCMFS and LCLSCS are partially restricted due to deposit requirements. At June 30, 2014, the LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund had cash and cash equivalents on deposit with Deutsche Bank in the amount of $101,000,010 and $2,700,010, respectively, which have been presented on the consolidated statements of assets and liabilities of LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund, respectively. Risks arise from the possible inability of the counterparty to meet the term of its contract and may increase if the counterparty’s financial condition worsens.

Market and Credit Risks
The Funds may engage in the speculative trading of U.S. and foreign futures, forward currency and swap contracts (collectively, derivatives). The Funds are exposed to both market risk, which is the risk arising from changes in the fair value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Purchase and sale of futures contracts requires margin deposits with the broker. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a broker to segregate all customer transactions and assets from such broker’s proprietary activities A customer’s cash and other property (for example, U.S. government securities) deposited with a broker are considered commingled with all other customer funds subject to the broker’s segregation requirements. In the event of a broker’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than total cash and other property deposited.

For derivatives, risks arise from changes in the fair value of the contracts. Theoretically, the Funds are exposed to a market risk equal to the notional contract value of swap, futures and forward currency contracts purchased and unlimited liability on such contracts sold short.

The Funds also engage in investing its assets in U.S. government securities. Risks arise from investments in U.S. government securities due to possible market illiquidity. U.S. government securities are also sensitive to changes in interest rates and economic conditions.

The Funds have established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that it will, in fact, succeed in doing so.

LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

| 57

3. Derivatives

The Funds may invest in derivatives such as futures, forward currency, and swap contracts, in order to hedge against market movements while liquidating certain positions and buying other securities or as substitutes for securities, as well as for speculative purposes to gain exposure to such market movements.

The Funds’ market risk related to its derivatives trading is influenced by a wide variety of factors, including the level and volatility of interest rates, exchange rates, weather, supply and demand of commodities, the market value of futures and forward currency contracts, the diversification effects among the Funds’ open positions and the liquidity of the markets in which they trade.

Prior to December 20, 2012, the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund engaged in the speculative trading of futures, forward currency and swap contracts. The Funds traded futures contracts on interest rates, commodities, currencies, metals, energies, livestock and stock indices. During the year ended December 31, 2012, the majority of the Funds’ futures and forward currency contracts activity was in the underlying partnership investments of LCMFS and LCLSCS. It was the Funds’ intention that the total return swap contracts currently held will provide futures exposure to such market movements. The following were the primary trading risk exposures by market sector of the Funds, and as encompassed in the total return swap contracts:

Agricultural (grains, livestock and softs). The Funds’ primary exposure is to agricultural price movements which are often directly affected by severe or unexpected weather conditions.

Currencies. Exchange rate risk is a principal market exposure of the Funds. The Funds’ currency exposure is to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. The fluctuations are influenced by interest rate changes as well as political and general economic conditions. The Funds trade in a large number of currencies including cross-rates – e.g., positions between two currencies other than the U.S. dollar.

Energy. The Funds’ primary energy market exposure is to gas and oil price movements, often resulting from political developments in the Middle East and economic conditions worldwide. Energy prices are volatile and substantial profits and losses have been and are expected to continue to be experienced in this market.

Interest rates. Interest rate movements directly affect the price of the sovereign bond futures positions held by the Funds and indirectly the value of its stock index currency positions. Interest rate movements in one country as well as relative interest rate movements between countries may materially impact the Funds’ profitability. The Funds’ primary interest rate exposure is to interest rate fluctuations in countries or regions including Australia, Canada, Japan, Switzerland, the United Kingdom, the United States and the Eurozone. However, the Funds also may take positions in futures contracts on the government debt of other nations. The Funds anticipate that interest rates in these industrialized countries or areas, both long-term and short-term, will remain a primary market exposure of the Funds for the foreseeable future.

Metals. The Funds’ metals market exposure is to fluctuations in the price of aluminum, copper, gold, lead, nickel, palladium, tin, silver and zinc.

Stock index. The Funds’ equity exposure, through stock index futures, is to equity price risk in the major industrialized countries as well as other countries.

At June 30, 2014, the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund held swap contracts which are not subject to a master netting agreement. As the tables below illustrate, no positions are netted in these financial statements.

LoCorr Managed Futures Strategy Fund - June 30, 2014
Liabilities:				Gross Amounts not offset in the Consolidated Statement of Asset & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Swap Contracts*	$12,022,181	$-	$12,022,181	$-	$12,022,181	$-
Total	$12,022,181	$-	$12,022,181	$-	$12,022,181	$-

*Includes advance payment on swap contracts.

58 |

LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

LoCorr Long/Short Commodities Strategy Fund - June 30, 2014
Assets:				Gross Amounts not offset in the Consolidated Statement of Asset & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Swap Contracts	$328,460	$-	$328,460	$-	$-	$328,460
Total	$328,460	$-	$328,460	$-	$-	$328,460

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Asset & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Swap Contracts*	$18,144	$-	$18,144	$-	$18,144	$-
Total	$18,144	$-	$18,144	$-	$18,144	$-

*Represents advance payment on swap contracts.

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ consolidated statements of asset and liabilities and statements of operations. Fair value of swap contracts are recorded in the consolidated statement of assets and liabilities as net unrealized gain on swap contracts or net unrealized loss on swap contracts and net unrealized appreciation of swap contracts or net unrealized depreciation of swap contracts.

Since the derivatives held long or short are for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the consolidated statements of operations.

The following table presents the fair value of consolidated open swap contracts for the LoCorr Managed Futures Strategy Fund at June 30, 2014 as presented on the consolidated statement of assets and liabilities.

June 30, 2014
	Fair Value – Long Positions		Fair Value – Short Positions		Net Unrealized Gain (Loss) on Open Positions
Swap Contracts	Assets	Liabilities	Assets	Liabilities
LoCorr Managed Futures Index	$-	$8,328,818	$-	$-	$ (8,328,818)
Total Swap Contracts	$-	$8,328,818	$-	$-	$ (8,328,818)

The following table presents the fair value of consolidated open swap contracts for the LoCorr Long/Short Commodities Strategy Fund at June 30, 2014 as presented on the consolidated statement of assets and liabilities:

June 30, 2014
	Fair Value – Long Positions		Fair Value – Short Positions		Net Unrealized Gain (Loss) on Open Positions
Swap Contracts	Assets	Liabilities	Assets	Liabilities
LoCorr Commodities Index	$328,460	$-	$-	$-	$ 328,460
Total Swap Contracts	$328,460	$-	$-	$-	$ 328,460

The following table presents the trading results of the derivative trading and information related to the volume of the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund for the six months ended June 30, 2014. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the consolidated statement of operations.

LoCorr Managed Futures Strategy Fund Six Months Ended June 30, 2014
	Gain (Loss) from Trading
	Net Realized	Net Change in Unrealized
Swap Contracts	$900,478	$32,598,553

LoCorr Long/Short Commodities Strategy Fund Six Months Ended June 30, 2014
	Gain (Loss) from Trading
	Net Realized	Net Change in Unrealized
Swap Contracts	$18,634	$1,181,874

LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

| 59

The average monthly notional amount of the swap contracts during the six months ended June 30, 2014 for the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund was $407,198,339 and $12,164,286, respectively.

Please refer to the Funds’ prospectus for a full listing of risks associated with these investments.

4. Investment Transactions

The cost of security purchases and proceeds from security sales, other than U.S. Government obligations, short-term investments, swaps, short sales, purchases to cover and short-term securities for the six months ended June 30, 2014 were as follows:

Fund	Purchases	Sales
LoCorr Managed Futures Strategy Fund	$46,869,938	$68,585,174
LoCorr Long/Short Commodities Strategy Fund	3,044,829	2,629,847
LoCorr Long/Short Equity Fund	65,211,494	49,210,400
LoCorr Spectrum Income Fund	61,231,042	2,802,323

Purchases and sales of U.S. Government obligations for six months ended June 30, 2014 were as follows:

Fund	Purchases	Sales
LoCorr Managed Futures Strategy Fund	$3,932,656	$5,536,476
LoCorr Long/Short Commodities Strategy Fund	-	1,022
LoCorr Long/Short Equity Fund	-	-
LoCorr Spectrum Income Fund	-	-

5. Management Fees and Other Transactions with Affiliates
The Trust has a Management Agreement with the Adviser, with whom certain officers and Trustees of the Funds are affiliated, to furnish investment advisory services to the Funds. Pursuant to the Management Agreement, the Adviser is entitled to receive a fee, in accordance with the Incremental Advisory Fee schedule below based on each of the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund’s average daily net assets. In addition, pursuant to a Management Agreement, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee of 2.45% of the LoCorr Long/Short Equity Fund’s average daily net assets, and 1.35% of the LoCorr Spectrum Income Fund’s average daily net assets.

Net Assets per Fund for each of the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund	Incremental* Advisory Fee
$0.0 – $0.5 billion	1.50%
$0.5 – $1.0 billion	1.40%
$1.0 – $1.5 billion	1.30%
$1.5 – $2.0 billion	1.20%
$2.0 – $2.5 billion	1.10%
Over $2.5 billion	1.00%

* Incremental advisory fee represents the fees paid on net assets at the related net asset level. For example, with $2 billion in net assets in a Fund, the Adviser would earn 1.50% on the first $500 million, plus 1.40% on the next $500 million, plus 1.30% on the next $500 million, plus 1.20% on the final $500 million.

For the six months ended June 30, 2014, the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Long/Short Equity Fund and the LoCorr Spectrum Income Fund incurred $2,687,028, $90,478, $616,987 and $173,398, respectively, in advisory fees. At June 30, 2014, the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Equity Fund, and the LoCorr Spectrum Income Fund owed the Adviser $455,240, $108,700 and $52,347, respectively. The LoCorr Long/Short Commodities Strategy Fund reported a receivable from the Adviser of $1,490 at June 30, 2014.

Pursuant to a sub-advisory agreement between the Adviser and Nuveen Asset Management, LLC (“Nuveen”) related to the LoCorr Managed Futures Strategy Fund and the LoCorr Long/Short Commodities Strategy Fund, Nuveen is entitled to receive a monthly fee at an annual rate equal to 0.18% of the average daily net assets of the first $50 million of sub-advised assets, 0.14% of the average daily net assets of the next $50 million of sub-advised assets, 0.10% of the average daily net assets of the next $200 million of sub-advised assets, 0.07% of the average daily net assets of the next $700 million of sub-advised assets, and 0.05% of the average daily net assets in excess of $1 billion of sub-advised assets. The minimum annual fee payable by the Adviser to Nuveen is $45,000.

Pursuant to a sub-advisory agreement between the Adviser and Millennium Asset Management, L.L.C. (“Millennium”) related to the LoCorr Long/Short Equity Fund, Millennium is entitled to receive a monthly fee at an annual rate equal to 1.25% of the first $10 million of the average daily net assets of the sub-advised assets and 1.00% of the average daily net assets of the sub-advised assets over $10 million.

60 |	LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

Pursuant to a sub-advisory agreement between the Adviser and Billings Capital Management, LLC (“Billings”) related to the LoCorr Long/Short Equity Fund, Billings is entitled to receive a monthly fee at an annual rate equal to 1.70% of the first $50 million of the average daily net asset value of the sub-advised assets, plus 1.50% of the next $50 million of the average daily net asset value of the sub-advised assets plus 1.30% of the average daily net asset value of the sub-advised assets over $100 million. In addition to the monthly fee, the Adviser will pay an additional $100,000 fee to Billings if Billings is managing less than $50 million of sub-advised assets during the entire one year period following the date of the initial allocation. The Adviser shall be relieved from the payment obligation of the additional $100,000 fee to Billings if at any time during this period after the initial allocation, Billings’ total return during such one-year period lags the S&P 500 Total Return Index by 7% (700 basis points) or more. Billings agrees to manage at least $200 million in the LoCorr Long/Short Equity Fund’s sub-advised assets and may increase this amount upon mutual consent of all parties.

Pursuant to a sub-advisory agreement between the Adviser and Trust & Fiduciary Management Services, Inc. (“TFMS”) related to the LoCorr Spectrum Income Fund, TFMS is entitled to receive, on a monthly basis, an annual rate equal to 0.40% of the average daily net assets of the sub-advised assets.

The Adviser is solely responsible for the payment of the sub-adviser’s fees, and the sub-adviser agrees not to seek payment of its fees from the Trust or the Funds.

The Funds’ Adviser has contractually agreed to waive management fees and/or reimburse the Funds for expenses it incurs but only to the extent necessary to maintain the Funds’ total annual operating expenses after fee waiver and/or reimbursement (excluding any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Funds may invest, or extraordinary expenses such as litigation and inclusive of organizational costs incurred prior to the commencement of operations) at the percentages listed below:

Fund	Expense Limit as a Percentage of the Average Daily Net Assets of the Fund	Effective Period Through

LoCorr Managed Futures Strategy Fund	1.95%	April 30, 2015
LoCorr Long/Short Commodities Strategy Fund	1.95%	April 30, 2015
LoCorr Long/Short Equity Fund	2.90%	April 30, 2015
LoCorr Spectrum Income Fund	1.80%	April 30, 2015

Any waiver or reimbursement is subject to repayment by the Funds within the three fiscal years following the fiscal year in which the expenses occurred, if the Funds are able to make the repayment without exceeding their current expense limitations and the repayment is approved by the Trustees. The organizational and offering costs are subject to repayment by the Funds.

LoCorr Long/Short Commodities Strategy Fund
	Fee Waived or Expenses Borne by Adviser Subject to Recovery			Subject to Recovery on or before Fiscal Year Ended December 31,

Period	Management Fee	Other Expenses	Total
Six Months Ended June 30, 2014	$90,478	$4,938	$95,416	2017
Year Ended December 31, 2013	171,188	54,559	225,747	2016
Year Ended December 31, 2012	80,503	129,605	210,108	2015
Total	$342,169	$189,102	$531,271

LoCorr Long/Short Equity Fund
	Fee Waived or Expenses Borne by Adviser Subject to Recovery			Subject to Recovery on or before Fiscal Year Ended December 31,

Period	Management Fee	Other Expenses	Total
Six Months Ended June 30, 2014	$18,861	$-	$18,861	2017
Period Ended December 31, 20131	140,599	-	140,599	2016
Total	$159,460	$-	$159,460

1Period from May 10, 2013 (commencement of operations) through December 31, 2013.

LoCorr Spectrum Income Fund
	Fee Waived or Expenses Borne by Adviser Subject to Recovery			Subject to Recovery on or before Fiscal Year Ended December 31,

Period	Management Fee	Other Expenses	Total
Six Months Ended June 30, 2014	$106,966	$-	$106,966	2017
Total	$106,966	$-	$106,966

At June 30, 2014, there were no fees subject to recovery for the LoCorr Managed Futures Strategy Fund.

The Funds have entered into a 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A and Class C shareholders pay Rule 12b-1 fees to Quasar at the annual rate of 0.25% and 1.00%, respectively, of average daily net assets. Class I shareholders pay no 12b-1 fees.

LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)	| 61
LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

6. Fund Shares

At June 30, 2014, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Funds:

LoCorr Managed Futures Strategy Fund – Class A
	For the Six Months Ended June 30, 2014		For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares Sold	3,933,607	$33,599,326	15,802,350	$137,298,641
Dividends Reinvested	-	-	12,712	105,250
Shares Redeemed	(5,340,696)	(45,179,537)	(13,087,793)	(109,305,113)
Redemption Fees	-	1,522	-	8,254
	(1,407,089)	$(11,578,689)	2,727,269	$28,107,032
Beginning Shares	23,542,694		20,815,425
Ending Shares	22,135,605		23,542,694

LoCorr Managed Futures Strategy Fund – Class C
	For the Six Months Ended June 30, 2014		For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares Sold	1,197,732	$10,002,650	3,731,653	$32,072,451
Dividends Reinvested	-	-	5,414	43,958
Shares Redeemed	(1,621,390)	(13,416,143)	(3,554,436)	(29,102,705)
Redemption Fees	-	2	-	57
	(423,658)	$(3,413,491)	182,631	$3,013,761
Beginning Shares	9,080,118		8,897,487
Ending Shares	8,656,460		9,080,118

LoCorr Managed Futures Strategy Fund – Class I
	For the Six Months Ended June 30, 2014		For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares Sold	2,862,721	$24,763,767	6,457,395	$56,660,013
Dividends Reinvested	-	-	6,077	50,685
Shares Redeemed	(4,333,029)	(37,129,757)	(9,887,057)	(83,450,163)
Redemption Fees	-	7,748	-	4,635
	(1,470,308)	$(12,358,242)	(3,423,585)	$(26,734,830)
Beginning Shares	12,259,642		15,683,227
Ending Shares	10,789,334		12,259,642
LoCorr Managed Futures Strategy Fund
Total Net Increase (Decrease)		$(27,350,422)		$4,385,963

LoCorr Long/Short Commodities Strategy Fund – Class A
	For the Six Months Ended June 30, 2014		For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares Sold	358,961	$2,942,187	242,156	$1,923,048
Shares Redeemed	(231,509)	(1,893,956)	(149,871)	(1,185,412)
Redemption Fees	-	108	-	47
	127,452	$1,048,339	92,285	$737,683
Beginning Shares	476,020		383,735
Ending Shares	603,472		476,020

LoCorr Long/Short Commodities Strategy Fund – Class C
	For the Six Months Ended June 30, 2014		For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares Sold	26,258	$214,492	65,017	$513,702
Shares Redeemed	(64,586)	(511,114)	(39,451)	(307,189)
Redemption Fees	-	-	-	-
	(38,328)	$(296,622)	25,566	$206,513
Beginning Shares	219,216		193,650
Ending Shares	180,888		219,216

LoCorr Long/Short Commodities Strategy Fund – Class I
	For the Six Months Ended June 30, 2014		For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares Sold	481,865	$3,990,950	537,283	$4,289,007
Shares Redeemed	(479,385)	(3,996,795)	(583,252)	(4,599,386)
Redemption Fees	-	211	-	49
	2,480	$(5,634)	(45,969)	$(310,330)
Beginning Shares	714,170		760,139
Ending Shares	716,650		714,170
LoCorr Long/Short Commodities Strategy Fund Fund
Total Net Increase (Decrease)		$746,083		$633,866

62 |	LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

LoCorr Long/Short Equity Fund – Class A
	For the Six Months Ended June 30, 2014		For the Period Ended December 31, 20131
	Shares	Amount	Shares	Amount
Shares Sold	871,891	$9,199,844	1,882,536	$19,916,774
Shares Redeemed	(404,674)	(4,232,653)	(30,901)	(326,451)
Redemption Fees	-	337	-	82
	467,217	$4,967,528	1,851,635	$19,590,405
Beginning Shares	1,851,635		-
Ending Shares	2,318,852		1,851,635

LoCorr Long/Short Equity Fund – Class C
	For the Six Months Ended June 30, 2014		For the Period Ended December 31, 20131
	Shares	Amount	Shares	Amount
Shares Sold	789,851	$8,337,688	744,342	$7,875,752
Shares Redeemed	(111,823)	(1,152,674)	(5,065)	(54,359)
Redemption Fees	-	729	-	-
	678,028	$7,185,743	739,277	$7,821,393
Beginning Shares	739,277		-
Ending Shares	1,417,305		739,277

LoCorr Long/Short Equity Fund – Class I
	For the Six Months Ended June 30, 2014		For the Period Ended December 31, 20131
	Shares	Amount	Shares	Amount
Shares Sold	1,007,898	$10,743,173	1,131,914	$11,853,288
Shares Redeemed	(645,512)	(6,658,843)	(56,762)	(587,278)
Redemption Fees	-	311	-	565
	362,386	$4,084,641	1,075,152	$11,266,575
Beginning Shares	1,075,152		-
Ending Shares	1,437,538		1,075,152
LoCorr Long/Short Equity Fund
Total Net Increase (Decrease)		$16,237,912		$38,678,373
1Class A, Class C and Class I shares of the LoCorr Long/Short Equity Fund commenced operations on May 10, 2013.

LoCorr Spectrum Income Fund – Class A
	For the Six Months Ended June 30, 2014
	Shares	Amount
Shares Sold	2,493,929	$25,410,189
Dividends Reinvested	17,115	175,608
Shares Redeemed	(4,496)	(46,646)
Redemption Fees	-	541
	2,506,548	$25,539,692
Beginning Shares	-
Ending Shares	2,506,548

LoCorr Spectrum Income Fund – Class C
	For the Six Months Ended June 30, 2014
	Shares	Amount
Shares Sold	1,429,103	$14,567,677
Dividends Reinvested	10,251	105,083
Shares Redeemed	(25,432)	(263,181)
Redemption Fees	-	3,320
	1,413,922	$14,412,899
Beginning Shares	-
Ending Shares	1,413,922

LoCorr Spectrum Income Fund – Class I
	For the Six Months Ended June 30, 2014
	Shares	Amount
Shares Sold	2,335,221	$23,816,782
Dividends Reinvested	19,265	197,646
Shares Redeemed	(75,526)	(761,377)
Redemption Fees	-	4,167
	2,278,960	$23,257,218
Beginning Shares	-
Ending Shares	2,278,960
LoCorr Spectrum Income Fund
Total Net Increase (Decrease)		$63,209,809

LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

| 63

7. Federal Tax Information

At December 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

	LoCorr Managed Futures Strategy Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Long/Short Equity Fund
	Year Ended December 31, 2013	Year Ended December 31, 2013	May 10, 20131 through December 31, 2013
Tax cost of investments	$312,674,465	$9,208,377	$37,742,205

Gross unrealized appreciation	1,706,713	40,030	4,199,290
Gross unrealized depreciation	(1,612,400)	(85,728)	(941,016)
Net unrealized appreciation (depreciation)	94,313	(45,698)	3,258,274

Undistributed ordinary income	-	-	169,671
Undistributed long-term capital gains	349,733	-	-
Total distributable earnings	$349,733	$-	$169,671
Other accumulated losses	$(40,927,371)	$(890,629)	$(46,026)
Total accumulated earnings/(losses)	$(40,483,325)	$(936,327)	$3,381,919

¹ Commencement of operations.

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.

The LoCorr Spectrum Income Fund commenced operations on January 1, 2014; accordingly, the Fund did not have any year end tax components as of December 31, 2013.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2013, the LoCorr Long/Short Commodities Strategy Fund elected to defer capital losses occurring between November 1, 2013 and December 31, 2013 in the amount of $8,184.

At December 31, 2013 accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover		Year of
	Short-Term	Long-Term	Expiration
LoCorr Long/Short Commodities Strategy Fund	$28,387	$644	Indefinitely

During the year ended December 31, 2013, none of the Funds utilized capital loss carryovers.

8. Line of Credit

On March 17, 2014, the Trust entered into an unsecured, uncommitted Loan Agreement (“Line of Credit” or “LOC”) with U.S. Bank National Association (“U.S. Bank”) not individually but as an umbrella facility on behalf of the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Long/Short Equity Fund and the LoCorr Spectrum Income Fund to provide the Funds a temporary short-term liquidity source to meet unanticipated redemptions. Under terms of the LOC, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund, or as otherwise indicated within the Funds’ agreement with U.S. Bank, as to not to exceed $16 million in the aggregate for all of the Funds under this agreement. U.S. Bank charges interest rate per annum equal to the Prime Rate (weighted average of 3.25% for the first six months of 2014). For the six months ended June 30, 2014, the LoCorr Long Short Commodities Strategy Fund and the LoCorr Long/Short Equity Fund incurred interest charges of $44 and $183, respectively, on average daily loan balances of $2,674 and $11,326, respectively. The LoCorr Managed Futures Strategy Fund and the LoCorr Spectrum Income Fund did not borrow from the LOC during the six months ended June 30, 2014. At June 30, 2014, the Funds did not have any outstanding borrowings.

64 |

LoCorr Managed Futures Strategy Fund and LoCorr Long/Short Commodities Strategy Fund - Notes to Consolidated Financial Statements (Unaudited) (continued)
LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

9. Subsequent Events

In preparing the financial statements, the Adviser has evaluated events after June 30, 2014.

LoCorr Market Trend Fund
On July 1, 2014, the LoCorr Market Trend Fund, a new series of the Trust, commenced operations. The LoCorr Market Trend Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

LoCorr Spectrum Income Fund
The LoCorr Spectrum Income Fund declared the following ordinary income distributions:

Dividend Declaration	Shareholder of	Distribution Amount per Share Class
Date1	Record Date	Class A	Class C	Class I
July 25, 2014	July 24, 2014	$0.0479	$0.0417	$0.0500
August 26, 2014	August 25, 2014	$0.0479	$0.0417	$0.0500

1Ex-Date, reinvest date and payable date.

The estimated characterization of the distributions paid will be either a qualified dividend or return of capital. See Note 2 for additional information.

There were no additional subsequent events since June 30, 2014, through the date the financial statements were issued that would require adjustment to or additional disclosure in these financial statements.

LoCorr Investment Trust - Expense Example (Unaudited) | 65

Expense Example
June 30, 2014 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2014 through June 30, 2014).

Actual Expenses
The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Funds’ transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes
The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual vs. Hypothetical Returns
Actual vs. Hypothetical Returns for the Six Months Ended June 30, 2014 (Unaudited)

	Fund’s Annualized Consolidated Expense Ratio	Beginning Account Value 01/01/2014	Ending Account Value 6/30/2014	Consolidated Expenses Paid During Period1
LoCorr Managed Futures Strategy Fund – Class A
Actual	2.14%	$1,000.00	$1,100.20	$11.14
Hypothetical2	2.14%	$1,000.00	$1,014.18	$10.69
LoCorr Managed Futures Strategy Fund – Class C
Actual	2.89%	$1,000.00	$1,094.80	$15.01
Hypothetical2	2.89%	$1,000.00	$1,010.46	$14.41
LoCorr Managed Futures Strategy Fund – Class I
Actual	1.89%	$1,000.00	$1,100.70	$9.84
Hypothetical2	1.89%	$1,000.00	$1,015.42	$9.44

1 Consolidated expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days and divided by 365 to reflect the period of January 1, 2014 through June 30, 2014.
2 Hypothetical assumes a 5% return.

66 | LoCorr Investment Trust - Expense Example (Unaudited) (continued)

Actual vs. Hypothetical Returns for the Six Months Ended June 30, 2014 (Unaudited)

	Fund’s Annualized Consolidated Expense Ratio	Beginning Account Value 01/01/2014	Ending Account Value 06/30/2014	Consolidated Expenses Paid During Period1
LoCorr Long/Short Commodities Strategy Fund – Class A
Actual	2.20%	$1,000.00	$1,105.60	$11.49
Hypothetical2	2.20%	$1,000.00	$1,013.88	$10.99
LoCorr Long/Short Commodities Strategy Fund – Class C
Actual	2.95%	$1,000.00	$1,102.10	$15.38
Hypothetical2	2.95%	$1,000.00	$1,010.17	$14.70
LoCorr Long/Short Commodities Strategy Fund – Class I
Actual	1.95%	$1,000.00	$1,107.80	$10.19
Hypothetical2	1.95%	$1,000.00	$1,015.12	$9.74

1 Consolidated expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days and divided by 365 to reflect the period of January 1, 2014 through June 30, 2014.
2 Hypothetical assumes a 5% return.

Actual vs. Hypothetical Returns for the Six Months Ended June 30, 2014 (Unaudited)

	Fund’s Annualized Expense Ratio	Beginning Account Value 01/01/2014	Ending Account Value 06/30/2014	Expenses Paid During Period1
LoCorr Long/Short Equity Fund – Class A
Actual2	3.28%	$1,000.00	$939.90	$15.78
Hypothetical2, 3	3.28%	$1,000.00	$1,008.53	$16.33
LoCorr Long/Short Equity Fund – Class C
Actual2	4.03%	$1,000.00	$937.00	$19.35
Hypothetical2, 3	4.03%	$1,000.00	$1,004.81	$20.03
LoCorr Long/Short Equity Fund – Class I
Actual2	3.03%	$1,000.00	$940.90	$14.58
Hypothetical2, 3	3.03%	$1,000.00	$1,009.77	$15.10

1 Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days and divided by 365 to reflect the period of January 1, 2014 through June 30, 2014.
2 Includes 0.13% of dividend and interest expense on securities sold short.
3 Hypothetical assumes a 5% return.

Actual vs. Hypothetical Returns for the Six Months Ended June 30, 2014 (Unaudited)

	Fund’s Annualized Expense Ratio	Beginning Account Value 01/01/2014	Ending Account Value 06/30/2014	Expenses Paid During Period1
LoCorr Spectrum Income Fund – Class A
Actual	2.05%	$1,000.00	$1,073.90	$10.54
Hypothetical2	2.05%	$1,000.00	$1,014.63	$10.24
LoCorr Spectrum Income Fund – Class C
Actual	2.80%	$1,000.00	$1,069.70	$14.37
Hypothetical2	2.80%	$1,000.00	$1,010.91	$13.96
LoCorr Spectrum Income Fund – Class I
Actual	1.80%	$1,000.00	$1,075.00	$9.26
Hypothetical2	1.80%	$1,000.00	$1,015.87	$9.00

1 Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days and divided by 365 to reflect the period of January 1, 2014 through June 30, 2014.
2 Hypothetical assumes a 5% return.

Approval of Advisory Agreements (Unaudited) | 67

LoCorr Investment Trust
June 30, 2014 (Unaudited)

Approval of Advisory Agreement

In connection with a regular meeting held on February 25, 2014 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of LoCorr Investment Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment management agreement (the “Independent Trustees”), discussed the review and renewal of the Investment Advisory Agreement (the “Management Agreement”) between LoCorr Fund Management, LLC (the “Adviser”) and the Trust, with respect to the LoCorr Managed Futures Strategy Fund (“LCMFS Fund”), LoCorr Long/Short Commodities Strategy Fund (“LCLSCS Fund”) and approval of the Management Agreement with respect to the LoCorr Market Trend Fund (“LMT Fund”) (each a “Fund”, collectively, the “Funds”).

The Trustees reviewed a memorandum which had been provided to them prior to the Meeting from Thompson Hine LLP (“Legal Counsel”) entitled “Duties of Trustees with Respect to Approval and Renewal of Investment Advisory and Sub-Advisory Contracts”.  Legal Counsel emphasized that the Trustees must apply their business judgment to the question of whether the overall arrangements provided under the terms of the Management Agreement are reasonable business arrangements for the Funds.

The Board considered the nature, extent and quality of services to be provided by the Adviser to the Funds. The Board noted that the Adviser furnishes a continuous investment program and compliance program for the LCMFS and LCLSCS Funds and would also do so for the LMT Fund. After a discussion, the Board concluded that the Adviser is well-staffed and offers experienced personnel and investment expertise.

The Board discussed the performance of the Funds and their relative benchmarks. The Board noted that one-year and since inception performance numbers of the LCMFS Fund lagged its Morningstar Category average. The Board also noted that the allocation of the LCMFS Fund’s assets would be modified. The Board noted that the one-year performance numbers of the LCLSCS Fund were better than its Morningstar Category average and its peer group although it lagged its benchmark.  The Board concluded that the performance of the LCMFS and LCLSCS Funds was acceptable in light of the planned changes for improving performance. The Board also concluded that they expected that the performance of the LMT Fund would be satisfactory.

The Board reviewed and discussed the costs of services provided and profits to be realized by the Adviser. The Board noted that the advisory fees for each of the Funds was above the average for each of their respective Morningstar categories but were within the reasonable range for fees for each Fund’s category. The Board also noted the expense limitation in place for each of the Funds as well as the Adviser’s level of profitability. The Board concluded that the cost of services provided and profitability to be realized by the Adviser was within the range reasonableness and that the Adviser has sufficient resources to fulfill its obligations to the Trust.

The Board considered the economies of scale to be realized by the shareholders of the Funds. The Board noted the breakpoints of the new incremental fee schedule that had been implemented. With respect to the LMT Fund, the Board agreed to discuss future breakpoints after the Fund had sufficient operating history to consider.

Having received and reviewed information from the Adviser as the Board believed to be reasonably necessary, the Trustees, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Management Agreement with respect to the LCMFS Fund and the LCLSCS Fund and approval with respect to the LMT Fund was in the best interests of the Trust and each Fund’s shareholders, and unanimously approved or renewed the Management Agreement between the Adviser and the Funds.

Consideration and Approval of Sub-Advisory Agreements

Nuveen Asset Management, LLC

In connection with the regular meeting held on February 25, 2014, the Board discussed the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (“Nuveen”) with respect to the LCMFS and LMT Funds.

Legal Counsel noted that the same factors that the Board considered with respect to the renewal of the LCMFS Management Agreement and the approval of the LMT Management Agreement would apply to its consideration of each of the Sub-Advisory Agreements.

The Board noted that Nuveen’s performance for its allocation of the LCMFS Fund outperformed the benchmark on a one-year and since inception basis.

The Board also considered and discussed the services provided and the qualifications of Nuveen’s  investment professionals involved with managing the LCMFS Fund. The Board reviewed the responses provided by Nuveen in its sub-adviser questionnaire. The Board noted the many years of experience of the key personnel involved as well as Nuveen’s depth of investment capabilities and compliance procedures.  The Board further noted that the personnel involved with managing the LCMFS Fund would also be providing such services to the LMT Fund. The Board concluded that Nuveen is well-staffed and has provided high quality services with respect to the LCMFS Fund and is expected to do so for the LMT Fund as well.

68 | Approval of Advisory Agreements (Unaudited) (continued)

The Board reviewed the fees paid to Nuveen and Nuveen’s profits to be realized for providing services to the Funds. The Board noted that Nuveen’s level of profitability with respect to the Funds as well as the fees paid to it by the Adviser. After a discussion, the Board concluded that the fees paid to Nuveen and its profitability were reasonable in light of the services provided.

Having received and reviewed information from Nuveen as the Board believed to be reasonably necessary, the Trustees, including the Independent Trustees, concluded that the sub-advisory fee structure is fair and reasonable and that renewal of the Sub-Advisory Agreement with respect to the LCMFS Fund and the approval of the Sub-Advisory Agreement with respect to the LMT Fund was in the best interests of the Trust and each Fund’s shareholders, and unanimously approved the renewal and approval of the Sub-Advisory Agreements with Nuveen for the LCMFS Fund and LMT Fund, respectively.

Graham Capital Management, L.P.

In connection with the regular meeting held on February 25, 2014, the Board discussed the proposed sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Graham Capital Management, L.P. (“Graham”) with respect to the LMT Fund.

The Board reviewed and discussed the nature, extent and quality of the services to be provided by Graham and noted that Graham offers a multitude of experienced investment personnel, The Board then reviewed the qualifications of the applicable investment personnel as well as Graham’s approach to risk management and compliance. The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by Graham with respect to the LMT Fund.

The Board noted the performance of Graham’s tactical trend strategy which Graham will use in managing a portion of the assets of the LMT Fund. The Board considered that Graham’s performance was favorable when compared to the Morningstar category average for various time periods. The Board concluded that it expects Graham’s performance to be satisfactory.

Having received and reviewed information from Graham as the Board believed to be reasonably necessary, the Trustees, including the Independent Trustees, concluded that the sub-advisory fee structure is fair and reasonable and that the approval of the Sub-Advisory Agreement with respect to the LMT Fund was in the best interests of the Trust and the Fund’s shareholders, and unanimously approved the Sub-Advisory Agreement with respect to the LMT Fund with Graham.

Billings Capital Management, LLC

In connection with the regular meeting held on February 25, 2014, the Board discussed the proposed sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Billings Capital Management, LLC (“Billings”) with respect to the LoCorr Long/Short Equity Fund (“LLSE Fund”).

The Board reviewed and discussed the nature, extent and quality of the services to be provided by Billings and noted that Billings will provide research, security selection, trade execution as well as compliance services and proxy voting for its portion of the LLSE Fund’s portfolio. The Board also reviewed a summary of Billings’ compliance materials and its code of ethics adopted under Rule 17j-1.  The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by Billings with respect to the LLSE Fund.

The Board reviewed the one-year, five-year and ten-year returns for Billings and noted that that the returns outperformed the S&P 500 Index for all periods, except for the five-year period. After a discussion, the Board concluded that it expects the performance of Billings to be satisfactory.

The Board then considered the costs of services provided and profits to be realized by Billings. The Board noted the expected profitability of Billings with respect to its management of the LLSE Fund’s portfolio as well as the proposed sub-advisory fee schedule which includes break points.

The Board concluded, based on the consideration of all the factors in their totality, that the Sub-Advisory Agreement, including the sub-advisory fees, was fair and reasonable. The Board, therefore, determined that the approval of the Sub-Advisory Agreement between the Adviser and Billings would be in the best interest of the LLSE Fund and its shareholders.

Notice of Privacy Policy & Practices / Quarterly Portfolio Holdings/Proxy | 69

Notice of Privacy Policy & Practices
(Unaudited)

Your privacy is important to us. The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information. When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

● Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

● Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Funds do not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law. For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

Quarterly Form N-Q portfolio schedule
(Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-855-523-8637.

Proxy voting policies, procedures and record
(Unaudited)

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-855-523-8637, or on the EDGAR Database on the SEC’s website (http:// www.sec.gov).

70 | Independent Trustees/Interested Trustees and Officers (Unaudited)

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Contact Information | 71

1.855.523.8637
www.LoCorrFunds.com

Investment Adviser
LoCorr Fund Management, LLC
261 School Avenue, 4th Floor
Excelsior, MN 55331

Administrator, Fund Accountant and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Fund Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

LoCorr FUNDS

LoCorr Fund Management, LLC
261 School Avenue, 4th Floor
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926

LoCorr FUNDS

LoCorr Fund Management, LLC
261 School Avenue, 4th Floor
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926
www.LoCorrFunds.com

LC 0959 (8/14)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  LoCorr Investment Trust

By (Signature and Title)              /s/ Kevin Kinzie
Kevin Kinzie, President

Date             9/3/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)              /s/ Kevin Kinzie
Kevin Kinzie, President

Date             9/3/14

By (Signature and Title)              /s/ Jon Essen
Jon Essen, Treasurer

Date             9/3/14